UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number 811-2686
RiverSource Tax-Exempt Series, Inc.
(Exact name of registrant as specified in charter)
50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
(Address of principal executive offices) (Zip code)
Scott R. Plummer — 5228 Ameriprise Financial Center, Minneapolis, MN 55474
(Name and address of agent for service)
Registrant’s telephone number, including area code: (612) 671-1947
Date of fiscal year end: November 30
Date of reporting period: November 30, 2010

Item 1. Reports to Stockholders.

Annual Report
and Prospectus

Columbia
AMT-Free Tax-Exempt Bond Fund
(formerly known as RiverSource Tax-Exempt Bond Fund)

Annual Report for the Period Ended
November 30, 2010
(Prospectus also enclosed)

Columbia AMT-Free Tax-Exempt Bond Fund seeks to provide shareholders with as much current income exempt from federal income taxes as possible with only modest risk to the shareholder’s investments.

This annual report includes a prospectus that describes in detail the Fund’s objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

 Not FDIC insured - No bank guarantee - May lose value

Your Fund at a Glance	3

Manager Commentary	5

The Fund’s Long-term Performance	12

Fund Expenses Example	14

Portfolio of Investments	16

Statement of Assets and Liabilities	33

Statement of Operations	35

Statements of Changes in Net Assets	36

Financial Highlights	37

Notes to Financial Statements	41

Report of Independent Registered Public Accounting Firm	56

Federal Income Tax Information	58

Board Members and Officers	60

Approval of Investment Management Services Agreement	66

Proxy Voting	67

See the Fund’s prospectus for risks associated with investing in the Fund.

2  COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT

Your Fund at a Glance

FUND SUMMARY

>	Columbia AMT-Free Tax-Exempt Bond Fund (the Fund) Class A Shares gained 4.99% (excluding sales charge) for the 12 months ended Nov. 30, 2010.

>	The Fund underperformed the Barclays Capital Municipal Bond 3 Plus Year Index, which rose 5.20% for the period.

>	The Fund narrowly underperformed the Lipper General Municipal Debt Funds Index, representing the Fund’s peer group, which increased 5.04% for the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended November 30, 2010)

	1 year	3 years	5 years	10 years
Columbia AMT-Free Tax-Exempt Bond Fund Class A (excluding sales charge)	+4.99%	+3.87%	+3.69%	+4.28%

Barclays Capital Municipal Bond 3 Plus Year Index (unmanaged)	+5.20%	+5.03%	+4.80%	+5.51%

Lipper General Municipal Debt Funds Index (unmanaged)	+5.04%	+3.71%	+3.73%	+4.62%

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT  3

Your Fund at a Glance (continued)

AVERAGE ANNUAL TOTAL RETURNS

at November 30, 2010
					Since
Without sales charge	1 year	3 years	5 years	10 years	inception*
Class A (inception 11/24/76)	+4.99%	+3.87%	+3.69%	+4.28%	N/A

Class B (inception 3/20/95)	+4.20%	+3.09%	+2.91%	+3.50%	N/A

Class C (inception 6/26/00)	+4.21%	+3.10%	+2.91%	+3.50%	N/A

Class Z (inception 9/27/10)	N/A	N/A	N/A	N/A	-3.09%**

With sales charge
Class A (inception 11/24/76)	-0.01%	+2.20%	+2.69%	+3.78%	N/A

Class B (inception 3/20/95)	-0.80%	+2.16%	+2.56%	+3.50%	N/A

Class C (inception 6/26/00)	+3.21%	+3.10%	+2.91%	+3.50%	N/A

Class A share performance reflects the maximum initial sales charge of 4.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class Z shares. Class Z shares are available to certain eligible investors.

*	For classes with less than 10 years performance.
**	Not annualized.

PORTFOLIO STATISTICS

Weighted average life(1)	19.3 years

Effective duration(2)	10.7 years

(1)	Weighted average life measures a bond’s maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.
(2)	Effective duration measures the sensitivity of a security’s price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

4  COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT

Manager Commentary

Effective September 27, 2010, RiverSource Tax-Exempt Bond Fund was re-named Columbia AMT-Free Tax-Exempt Bond Fund.

Dear Shareholders,

Columbia AMT-Free Tax-Exempt Bond Fund (the Fund) Class A Shares gained 4.99% (excluding sales charge) for the 12 months ended November 30, 2010. The Fund underperformed the Barclays Capital Municipal Bond 3 Plus Year Index (Barclays 3 Plus Index), which rose 5.20% for the period, and narrowly underperformed the Lipper General Municipal Debt Funds Index, representing the Fund’s peer group, which increased 5.04% for the same time frame.

Significant performance factors
Generating healthy positive absolute returns, the tax-exempt fixed income market nevertheless experienced volatility during the annual period.

Through early September 2010, the primary concerns dominating the tax-exempt fixed income market included those regarding the possible contagion of peripheral Europe’s sovereign debt troubles, mixed U.S. economic data, and news coverage of state and local U.S. municipalities’ budgetary shortfalls. Still, there were several technical factors that contributed to the tax-exempt bond market’s gains.

TOP TEN STATES(1) (at November 30, 2010)

California	14.7%

Illinois	10.9%

Washington	5.6%

Missouri	5.4%

Louisiana	4.3%

New York	4.1%

Kentucky	4.0%

Minnesota	3.8%

Wisconsin	3.8%

Ohio	3.8%

(1)	Percentages indicated are based upon total investments (excluding Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT  5

Manager Commentary (continued)

First, the introduction of the Build America Bond (BAB) program in early 2009 ushered in a new paradigm for the tax-exempt bond market during the annual period, skewing the supply/demand equation and creating attractive technicals. The BAB program, introduced via the American Recovery and Reinvestment Act (ARRA), authorized state and local governments to issue BAB securities as taxable bonds in 2009 and 2010 to finance any capital expenditures for which they otherwise could issue tax-exempt bonds. State and local governments receive a direct federal subsidy payment for a portion of their borrowing costs on BABs equal to 35% of the total coupon interest paid to investors. This reimbursement of borrowing costs allowed municipalities to borrow more cheaply in the taxable market than in the tax-exempt market, thereby reducing overall tax-exempt issuance through early September 2010.

Meanwhile, demand for tax-exempt bonds was strong during these months, fueled in part by the absolute values offered relative to other fixed income sectors. Near-zero yields offered by money market mutual funds served to entice investors to take on somewhat more interest rate risk and longer durations to achieve higher yields. The anticipation of higher marginal personal income tax rates on the state and local levels

QUALITY BREAKDOWN(1) (at November 30, 2010)

AAA rating	18.8%

AA rating	20.4%

A rating	34.1%

BBB rating	18.6%

Non-investment grade	5.2%

Non-rated	2.9%

(1)	Percentages indicated are based upon total fixed income securities (excluding Cash & Cash Equivalents).

Ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor’s rating is used to determine the credit quality of a security. Standard and Poor’s rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor’s doesn’t rate a security, then Moody’s rating is used. Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager) rates a security using an internal rating system when Moody’s doesn’t provide a rating. Ratings for 2.6% of the bond portfolio assets were determined through internal analysis.

6  COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT

and the possibility that the Bush tax cuts on the top two federal tax brackets may expire further served to boost demand for tax-exempt bonds. The tax-exempt bond market rallied particularly strongly in August, as investors appeared to be more comfortable with improving fundamentals, including lower default rates and reports of growth, albeit modest, in municipal revenues. Flows into municipal bond mutual funds were strong through early September.

The application of a global rating scale also caught the attention of municipal bond investors. Moody’s and Fitch, two of the three major credit rating agencies, announced in March a long-anticipated April 2010 launch of a “recalibration” of their ratings for municipal securities, based upon the more broadly-recognized global criteria used for corporate debt. The effect of this change was higher credit quality ratings for many municipal bond issuers, which, in turn, was expected to reduce borrowing costs as these issuers came to market.

Then, from early September through the end of November 2010, the tax-exempt bond market experienced a correction as technicals became less favorable. Municipal bond supply built up significantly as issuers came into the market seeking to take advantage of the BAB program prior to its scheduled expiration at the end of December 2010. During these same months, traditional tax-exempt issuance also increased. Concurrently, demand for municipal bonds decreased given the heightened uncertainty of market conditions. Speculation regarding the outcome of the mid-term elections, the possibility of the Bush tax cuts being extended for all Americans and the potential extension of the BAB

There remained several key variables at the end of the annual period that could significantly alter tax-exempt bond market conditions in the coming months.

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT  7

Manager Commentary (continued)

program, possibly at a reduced subsidy, heightened. An uptick in economic growth and signs of firming in the labor market, albeit modest on both counts, led to further questions regarding the strength of the U.S. economy and potential implications for inflation in the months to come. Also contributing to the sell-off were the re-emergence of headlines regarding municipalities’ revenue and default risk and the Federal Reserve Board’s (the Fed’s) formal announcement in November of its second round of quantitative easing. The Fed committed to purchase $600 billion of Treasury securities by the end of the second quarter of 2011 in an effort to improve financial conditions, reduce borrowing costs and stimulate the economy. All of these factors combined such that municipal bond yields rose faster and more dramatically than those of U.S. Treasuries, pushing prices lower.

For the annual period overall, yields were slightly lower at the short-term end of the tax-exempt bond yield curve, or spectrum of maturities. However, given the municipal bond market correction in the last months of the annual period, yields on the 10-year and 30-year segments of the yield curve ended November 2010 virtually unchanged from those at the start of the fiscal year. Yields on the 20-year municipal bond rose modestly. Across the tax-exempt bond yield curve, lower-quality, higher-yielding municipal bonds outperformed their higher-quality, lower-yielding counterparts, and longer-dated municipal bonds outperformed shorter-maturity tax-exempt securities.

Against this backdrop, the Fund benefited most from its significant allocation to hospital bonds, as this sector outperformed the Barclays 3 Plus Index during the annual period. Further boosting the Fund’s results was its significant allocation to bonds rated BBB and below across a variety of sectors. As indicated, lower-rated credits materially outperformed higher-quality tax-exempt bonds for the fiscal year. The Fund’s yield curve positioning also buoyed its results. The Fund had an emphasis on securities at the longer-term end of the yield curve, that is, securities with maturities of 15 to 30 years. As mentioned earlier, longer-dated municipal bonds outperformed shorter-maturity tax-exempt securities during the annual period.

Issue selection within the non-enhanced municipal tobacco bond sector contributed positively to the Fund’s results. To a more modest degree,

8  COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT

having a slightly greater exposure to the non-enhanced municipal tobacco bond sector than the Barclays 3 Plus Index also helped.

Conversely, detracting from the Fund’s results was having only a modest position in transportation bonds, as this was one of the stronger performing sectors during the annual period. The Fund was also hurt by having a lesser exposure to state and local general obligation bonds than the Barclays 3 Plus Index, as these general obligation bonds performed well. A short Treasury future position, held since April 2010, further detracted from the Fund’s results. The position was established as a hedge against rising interest rates, anticipated initially when it appeared that the U.S. economy was emerging from recession in rather robust fashion. However, what materialized was a classic flight to quality on the back of concerns regarding sovereign debt crises in peripheral Europe, Chinese government efforts to cool its economy, financial regulatory reform legislation, the potential impact of the Gulf of Mexico Macondo well disaster, and loss of stimulus-driven momentum in domestic economic data. As investor appetite for risk waned dramatically, U.S. Treasuries rallied, with interest rates moving lower across the yield curve.

Changes to the Fund’s portfolio
During the annual period, we increased the Fund’s exposure to hospital bonds and transportation bonds. We decreased the Fund’s allocation to state and local general obligation bonds given our expectation for persistent budgetary pressures within many municipalities. We also reduced the Fund’s position in pre-refunded bonds*, using the proceeds to add to the Fund’s allocation to bonds rated BBB and below. We decreased the Fund’s position in AAA-rated bonds. We increased the Fund’s exposure to longer-dated municipal bonds during the annual period.

Our future strategy
We believe the Fed is likely to keep the targeted federal funds rate in the near-zero range for an extended period of time. As a result, we currently expect to maintain the Fund’s duration longer than that of the Barclays 3 Plus Index but to shorten it moderately from its position at the end of the annual period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. As we believe the differential in yields between variously rated municipal bonds may narrow over the coming months, we intend to continue to seek lower-rated investment grade bonds, i.e. those with

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT  9

Manager Commentary (continued)

ratings in the BBB category, as we go forward. We expect to maintain the Fund’s allocation to lower quality bonds at a moderately greater weighting than in the Barclays 3 Plus Index. While we intend to maintain a sizable position in the health care sector, we expect to seek opportunities to reduce exposure given the recent outperformance in the hospital sector and the potential impact of pending legislation on hospitals. In all, we felt the Fund was well positioned at the end of November given our view of market conditions ahead.

That said, there remained several key variables at the end of the annual period that could significantly alter tax-exempt bond market conditions in the coming months. For example, it is not yet known whether the Build America Bond program will be extended past 2010. It has also yet to be seen how the pace of U.S. economic growth will fare given the recently-announced second round of quantitative easing by the Fed. The ultimate outcome of these questions may well have a material impact on supply/demand technical factors within the tax-exempt bond market in the months to come. As such, we will not hesitate to adjust the Fund’s duration, yield curve, credit quality and/or sector positioning accordingly.

On the positive side, despite headlines regarding municipal and state budget gaps, in our view, the credit quality of the U.S. tax-exempt market generally remained in sound condition during the annual period and the default rate among issuers remained historically low. We will, of course, continue to carefully monitor the fundamentals of issuers and their budgets, seeking to avoid bonds issued by those under fiscal or ratings pressures.

10  COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT

Given these market conditions, we believe as strongly as ever that leveraging our strength in individual issue selection will be essential to potential outperformance. One of our competitive advantages is that our team of nine analysts performs in-depth independent research to acquire deep knowledge and insight. As always, and ever more so in the current environment, deep research resources, a forward-looking investment process and a truly actively managed portfolio are keys, in our view, to meeting the Fund’s investment objective over the long-term. Consistent with the Fund’s investment objective, we will maintain our emphasis on seeking to generate as much current income exempt from federal income taxes (including avoiding bonds with income that is subject to the Alternative Minimum Tax) as possible with only modest risk.

Catherine Stienstra Portfolio Manager

*	Pre-refunding bonds, also known as advance refunding, is a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are invested, usually in Treasury securities, which in turn, are held in escrow collateralizing the first bond. Advance refunded bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow account they often increase in value — sometimes significantly.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC* (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

*	Effective May 1, 2010, RiverSource Investments, LLC became known as Columbia Management Investment Advisers, LLC.

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT  11

The Fund’s Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia AMT-Free Tax-Exempt Bond Fund Class A shares (from 12/1/00 to 11/30/10) as compared to the performance of the Barclays Capital Municipal Bond 3 Plus Year Index and the Lipper General Municipal Debt Funds Index. In comparing the Fund’s Class A shares to these indices, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at November 30, 2010
	1 year	3 years	5 years	10 years
Columbia AMT-Free Tax-Exempt Bond Fund (includes sales charge)
Class A Cumulative value of $10,000	$9,999	$10,676	$11,417	$14,489

Average annual total return	-0.01%	+2.20%	+2.69%	+3.78%

Barclays Capital Municipal Bond 3 Plus Year Index(1)
Cumulative value of $10,000	$10,520	$11,585	$12,643	$17,101

Average annual total return	+5.20%	+5.03%	+4.80%	+5.51%

Lipper General Municipal Debt Funds Index(2)
Cumulative value of $10,000	$10,504	$11,156	$12,009	$15,707

Average annual total return	+5.04%	+3.71%	+3.73%	+4.62%

Results for other share classes can be found on page 4.

12  COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT

(1)	The Barclays Capital Municipal Bond 3 Plus Year Index, an unmanaged index, is a market value-weighted index of investment-grade fixed-rate municipal bonds with maturities of three years or more. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Lipper General Municipal Debt Funds Index includes the 30 largest municipal debt funds tracked by Lipper Inc. The index’s returns include net reinvested dividends.

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT  13

Fund Expenses Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund’s indirect expense from investing in the acquired funds is based on the Fund’s pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund’s most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until November 30, 2010.

Actual Expenses
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14  COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT

	Beginning	Ending	Expenses
	account value	account value	paid during		Annualized
	June 1, 2010(a)	Nov. 30, 2010	the period(b)		expense ratio(c)
Class A

Actual(d)	$1,000	$1,011.50	$4.15	(e)	.81%(e	)

Hypothetical (5% return before expenses)	$1,000	$1,021.35	$4.17	(e)	.81%(e	)

Class B

Actual(d)	$1,000	$1,004.90	$8.02	(e)	1.57%(e	)

Hypothetical (5% return before expenses)	$1,000	$1,017.48	$8.07	(e)	1.57%(e	)

Class C

Actual(d)	$1,000	$1,005.00	$7.97	(e)	1.56%(e	)

Hypothetical (5% return before expenses)	$1,000	$1,017.53	$8.02	(e)	1.56%(e	)

Class Z

Actual(f)	$1,000	$969.10	$0.95	(e)	.55%(e	)

Hypothetical (5% return before expenses)	$1,000	$1,022.68	$2.83	(e)	.55%(e	)

(a)	The beginning account value for Class Z is as of September 27, 2010 (when shares became available) for actual expense calculations.
(b)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period). Actual expenses for Class Z are equal to the annualized expense ratio for the class as indicated above, multiplied by the average account value over the period, multiplied by 64/365 (to reflect the number of days in the period).
(c)	Annualized expense ratios include interest and fee expense related to the Fund’s participation in certain inverse floater programs. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income. The ratios excluding interest and fee expense were 0.79% for Class A, 1.55% for Class B, 1.54% for Class C and 0.53% for Class Z.
(d)	Based on the actual return for the six months ended November 30, 2010: +1.15% for Class A, +0.49% for Class B and +0.50% for Class C.
(e)	Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until January 31, 2012, unless sooner terminated at the sole discretion of the Fund’s Board, such that net expenses (excluding fees and expenses of acquired funds; and excluding interest and fee expenses related to the Fund’s participation in certain inverse floater programs) will not exceed 1.54% for Class B. Any amounts waived will not be reimbursed by the Fund. This change is effective February 1, 2011. Had this change been in place for the entire six month period ended November 30, 2010, the actual expenses paid would have been $7.97 for Class B and the hypothetical expenses paid would have been $8.02 for Class B.
(f)	Based on the actual return for the period from September 27, 2010 (when shares became available) to November 30, 2010 of -3.09% for Class Z.

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT  15

Portfolio of Investments
Columbia AMT-Free Tax-Exempt Bond Fund
November 30, 2010
(Percentages represent value of investments compared to net assets)

	Coupon	Principal
Issuer Description	Rate	Amount	Value

Municipal Bonds (97.1%)

ALABAMA (0.4%)
County of Jefferson Revenue Bonds Series 2004A
01/01/23	5.250%	$1,500,000	$1,355,430
Selma Industrial Development Board Revenue Bonds Gulf Opportunity Zone-International Paper Series 2010
05/01/34	5.800%	1,100,000	1,115,873

Total			2,471,303

ARIZONA (2.1%)
Arizona Health Facilities Authority Revenue Bonds Banner Health Series 2008D
01/01/32	5.375%	7,500,000	7,621,050
Maricopa County Pollution Control Corp. Refunding Revenue Bonds Southern California Education Co. Series 2000B-RMKT
06/01/35	5.000%	2,225,000	2,160,742
Queen Creek Improvement District No. 1 Special Assessment Bonds Series 2006
01/01/19	5.000%	755,000	758,737
01/01/20	5.000%	580,000	581,868
01/01/21	5.000%	1,000,000	1,001,790
University Medical Center Corp. Revenue Bonds Series 2009
07/01/39	6.500%	1,000,000	1,057,830

Total			13,182,017

ARKANSAS (0.2%)
Arkansas Development Finance Authority Revenue Bonds Mortgage-Backed Securities Program Series 2003A (GNMA/FNMA)
07/01/34	4.900%	1,060,000	1,092,404

CALIFORNIA (14.9%)
Anaheim Public Financing Authority Revenue Bonds Series 2007 (NPFGC)
02/01/33	4.750%	1,655,000	1,632,558
California Health Facilities Financing Authority Revenue Bonds Kaiser Permanente Series 2006A
04/01/39	5.250%	1,000,000	974,040
Providence Health & Services
Series 2008C
10/01/28	6.250%	500,000	558,955
10/01/38	6.500%	1,000,000	1,118,170
California State Public Works Board Refunding Revenue Bonds Various University of California Projects Series 1993A
06/01/14	5.500%	7,275,000	7,844,633
California State University Revenue Bonds Systemwide Series 2009A
11/01/29	5.250%	3,000,000	3,130,470
Chabot-Las Positas Community College District Unlimited General Obligation Bonds Capital Appreciation Election of 2004 Zero Coupon Series 2006B (AMBAC)(a)
08/01/18	0.000%	1,000,000	721,120
Fairfield-Suisun Unified School District Unlimited General Obligation Bonds Election of 2002 Series 2004 (NPFGC)
08/01/28	5.500%	3,000,000	3,120,630
Fremont Union High School District Unlimited General Obligation Bonds Election of 2008 Series 2008
08/01/30	4.750%	1,075,000	1,046,781
Golden State Tobacco Securitization Corp. Asset-Backed Revenue Bonds Senior Series 2007A-1
06/01/47	5.125%	470,000	302,013
06/01/47	5.750%	1,000,000	714,530

See accompanying Notes to Financial Statements.

16  COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT

	Coupon	Principal
Issuer Description	Rate	Amount	Value

Municipal Bonds (cont.)

CALIFORNIA (cont.)
Prerefunded Revenue Bonds Series 2003A-1
06/01/39	6.750%	$750,000	$855,008
Lakeside Union Elementary School District Unlimited General Obligation Bonds Series 2009
08/01/33	5.000%	1,250,000	1,256,025
Los Angeles Unified School District Unlimited General Obligation Bonds Series 2009I
07/01/24	5.000%	1,900,000	2,000,852
07/01/29	5.000%	1,200,000	1,220,904
Rowland Water District Certificate of Participation Recycled Water Project Series 2008
12/01/39	6.250%	1,500,000	1,606,095
San Diego Public Facilities Financing Authority Revenue Bonds Senior Series 2009A
05/15/34	5.250%	1,500,000	1,562,310
San Francisco City & County Redevelopment Agency Tax Allocation Bonds Mission Bay South Redevelopment Series 2009D
08/01/31	6.500%	500,000	521,460
San Joaquin Hills Transportation Corridor Agency Revenue Bonds Senior Lien Series 1993
01/01/33	5.000%	6,000,000	4,885,740
Semitropic Improvement District Revenue Bonds Series 2004A (XLCA)
12/01/28	5.000%	5,000,000	5,048,700
State of California Unlimited General Obligation Bonds Series 2003
02/01/21	5.000%	1,150,000	1,183,465
Various Purpose
Series 2005
06/01/35	4.750%	7,500,000	6,747,900
Series 2007
12/01/32	5.000%	2,000,000	1,932,680
06/01/37	5.000%	1,235,000	1,164,148
12/01/37	5.000%	3,000,000	2,826,420
Series 2009
04/01/31	5.750%	12,000,000	12,408,120
Series 2010
03/01/30	5.250%	1,000,000	1,002,090
Unlimited General Obligation Refunding Bonds Series 2007
08/01/30	4.500%	5,550,000	4,980,015
Various Purpose
Series 2008
04/01/33	5.125%	5,000,000	4,892,250
04/01/38	5.000%	3,000,000	2,821,200
Unrefunded Unlimited General Obligation Bonds Series 2004
04/01/29	5.300%	2,000	2,005
Sweetwater Union High School District Certificate of Participation Series 2002 (AGM)
09/01/21	5.000%	3,255,000	3,334,910
Turlock Public Financing Authority Revenue Bonds Series 2008
05/01/32	4.750%	3,405,000	3,319,943
University of California Revenue Bonds Series 2009O
05/15/39	5.250%	2,300,000	2,379,281
West Covina Community Development Commission Refunding Special Tax Bonds Fashion Plaza Series 1996
09/01/17	6.000%	4,575,000	5,144,679

Total			94,260,100

COLORADO (3.3%)
Baptist Road Rural Transportation Authority Revenue Bonds Series 2007
12/01/22	4.950%	1,000,000	705,390
12/01/26	5.000%	500,000	322,485
City of Aurora Refunding Revenue Bonds 1st Lien Series 2008A
08/01/33	5.000%	2,000,000	2,007,440
Colorado Health Facilities Authority Revenue Bonds Evangelical Lutheran
Series 2005
06/01/23	5.250%	500,000	509,415

See accompanying Notes to Financial Statements.

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT  17

Portfolio of Investments (continued)

	Coupon	Principal
Issuer Description	Rate	Amount	Value

Municipal Bonds (cont.)

COLORADO (cont.)
Series 2009A
06/01/38	6.125%	$2,750,000	$2,790,975
Colorado State Board of Governors Revenue Bonds Series 2009A
03/01/34	5.000%	1,600,000	1,634,608
E-470 Public Highway Authority Revenue Bonds Series 2010C
09/01/26	5.375%	10,325,000	9,752,582
North Range Metropolitan District No. 1 Prerefunded Limited General Obligation Bonds Series 2001
12/15/31	7.250%	1,815,000	1,941,197
North Range Metropolitan District No. 2 Limited Tax General Obligation Bonds Series 2007
12/15/27	5.500%	735,000	642,103
12/15/37	5.500%	820,000	672,441

Total			20,978,636

CONNECTICUT (1.2%)
Connecticut State Health & Educational Facility Authority Revenue Bonds Yale University Series 2008Z-3
07/01/42	5.050%	7,150,000	7,458,665

DISTRICT OF COLUMBIA (0.2%)
District of Columbia Water & Sewer Authority Refunding Revenue Bonds Subordinated Lien Series 2008A
10/01/29	5.000%	1,515,000	1,558,420

FLORIDA (3.6%)
Brevard County Health Facilities Authority Revenue Bonds Health First, Inc. Project Series 2005
04/01/34	5.000%	5,685,000	5,222,525
Broward County School Board Certificate of Participation Series 2003 (NPFGC)
07/01/24	5.000%	3,000,000	3,047,820
Florida Municipal Loan Council Revenue Bonds Capital Appreciation Zero Coupon Series 2000A (NPFGC)(a)
04/01/20	0.000%	4,360,000	2,741,481
Florida State Board of Education Unlimited General Obligation Bonds Capital Outlay
Series 2004B
06/01/24	5.000%	1,400,000	1,492,190
Capital Outlay 2008
Series 2009B
06/01/26	5.000%	1,380,000	1,495,754
06/01/27	5.000%	1,450,000	1,561,781
Highlands County Health Facilities Authority Prerefunded Revenue Bonds Adventist Health
Series 2006C
11/15/36	5.250%	50,000	59,776
Series 2006G
11/15/32	5.125%	105,000	124,791
Palm Beach County Health Facilities Authority Revenue Bonds ACTS Retirement-Life Communities Series 2010
11/15/33	5.500%	7,000,000	6,650,140
Sarasota County Health Facilities Authority Refunding Revenue Bonds Village on the Isle Project Series 2007
01/01/14	5.000%	410,000	419,746

Total			22,816,004

GEORGIA (2.9%)
Cherokee County Water & Sewer Authority Unrefunded Revenue Bonds Series 1995 (NPFGC)
08/01/25	5.200%	2,665,000	2,920,947
City of Atlanta Revenue Bonds Series 2001A (NPFGC)
11/01/39	5.000%	1,950,000	1,952,555
DeKalb County Hospital Authority Revenue Bonds DeKalb Medical Center, Inc. Project Series 2010
09/01/40	6.125%	6,250,000	6,283,437

See accompanying Notes to Financial Statements.

18  COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT

	Coupon	Principal
Issuer Description	Rate	Amount	Value

Municipal Bonds (cont.)

GEORGIA (cont.)
Gainesville & Hall County Hospital Authority Revenue Bonds Northeast Georgia Healthcare Series 2010A
02/15/45	5.500%	$7,500,000	$7,340,925

Total			18,497,864

HAWAII (0.3%)
Hawaii Pacific Health Revenue Bonds Series 2010A
07/01/40	5.500%	1,500,000	1,446,885
Series 2010B
07/01/30	5.625%	280,000	282,772
07/01/40	5.750%	370,000	369,978

Total			2,099,635

ILLINOIS (10.4%)
Cook County Community Consolidated School District No. 21 Wheeling Unlimited General Obligation Bonds Capital Appreciation Zero Coupon Series 2000 Escrowed to Maturity (AGM)(a)
12/01/19	0.000%	3,140,000	2,365,707
Illinois Finance Authority Refunding Revenue Bonds Augustana College
Series 2003A
10/01/22	5.625%	2,500,000	2,533,025
Swedish Covenant
Series 2010A
08/15/38	6.000%	2,475,000	2,451,636
Revenue Bonds Northwestern Memorial Hospital
Series 2009A
08/15/30	5.750%	3,000,000	3,185,310
Riverside Health System
Series 2009
11/15/35	6.250%	1,000,000	1,036,720
Rush University Medical Center
Series 2009C
11/01/39	6.625%	2,150,000	2,285,837
Sherman Health System
Series 2007A
08/01/37	5.500%	9,000,000	8,160,750
Silver Cross & Medical Centers
Series 2009
08/15/38	6.875%	10,700,000	11,386,298
University of Chicago
Series 2003A
07/01/25	5.250%	6,770,000	7,308,486
Illinois Finance Authority(a) Subordinated Revenue Bonds Regency
Zero Coupon Series 1990 Escrowed to Maturity
04/15/20	0.000%	13,745,000	9,950,280
Illinois Finance Authority(b)(c) Revenue Bonds Sedgebrook, Inc. Facility
Series 2007A
11/15/12	5.500%	500,000	139,600
Metropolitan Pier & Exposition Authority Revenue Bonds McCormick Place Expansion
Series 2002A (NPFGC)
06/15/42	5.250%	4,000,000	3,885,880
Metropolitan Pier & Exposition Authority(a) Revenue Bonds Capital Appreciation
Zero Coupon Series 1993A Escrowed to Maturity (FGIC)
06/15/21	0.000%	1,870,000	1,289,646
Southern Illinois University Revenue Bonds Capital Appreciation Housing & Auxiliary Zero Coupon Series 1999A (NPFGC)(a)
04/01/26	0.000%	4,000,000	1,727,600
State of Illinois Unlimited General Obligation Bonds 1st Series 2001 (AGM)
05/01/26	5.250%	8,500,000	8,515,045

Total			66,221,820

INDIANA (1.9%)
Indiana Finance Authority Improvement & Refunding Revenue Bonds U.S. Steel Corp.
Series 2010
12/01/26	6.000%	5,000,000	4,889,500
Prerefunded Revenue Bonds Series 1990A
06/01/15	7.250%	735,000	757,954
Refunding Revenue Bonds Clarian Health Obligation Group
Series 2006B
02/15/33	5.000%	1,050,000	1,001,175

See accompanying Notes to Financial Statements.

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT  19

Portfolio of Investments (continued)

	Coupon	Principal
Issuer Description	Rate	Amount	Value

Municipal Bonds (cont.)

INDIANA (cont.)
Sisters of St. Francis Health
Series 2008
11/01/32	5.375%	$1,000,000	$1,022,260
Revenue Bonds Clarian Health Obligation
Series 2006A
02/15/36	5.000%	625,000	583,406
Parkview Health System
Series 2009A
05/01/31	5.750%	1,000,000	1,026,780
State Revolving Fund Program
Series 2006A
02/01/25	5.000%	2,000,000	2,130,720
Vigo County Hospital Authority Revenue Bonds Union Hospital, Inc. Series 2007(d)
09/01/37	5.700%	1,050,000	924,515

Total			12,336,310

IOWA (0.3%)
City of Coralville Tax Allocation/Increment Bonds Series 2007C
06/01/39	5.125%	2,425,000	2,213,783

KANSAS (0.5%)
Wyandotte County-Kansas City Unified Government Revenue Bonds Capital Appreciation Sales Tax Subordinated Lien Zero Coupon Series 2010(a)
06/01/21	0.000%	5,250,000	2,884,822

KENTUCKY (3.3%)
County of Ohio Refunding Revenue Bonds Big Rivers Electric Corp. Project Series 2010A
07/15/31	6.000%	3,200,000	3,213,664
Kentucky Economic Development Finance Authority Refunding Revenue Bonds Owensboro Medical Health
Series 2010B
03/01/40	6.375%	1,700,000	1,732,113
Revenue Bonds Baptist Healthcare System
Series 2009A
08/15/24	5.375%	1,000,000	1,070,510
08/15/27	5.625%	1,000,000	1,076,570
Kings Daughters Medical
Series 2010
02/01/40	5.000%	3,700,000	3,541,122
Louisville Arena
Subordinated Series 2008A-1
12/01/33	6.000%	800,000	844,424
Owensboro Medical Health System
Series 2010A
03/01/45	6.500%	2,950,000	3,017,083
Louisville/Jefferson County Metropolitan Government Revenue Bonds Jewish Hospital St. Mary’s Healthcare Series 2008
02/01/27	5.750%	6,000,000	6,231,240

Total			20,726,726

LOUISIANA (4.3%)
City of New Orleans Unlimited General Obligation Refunding Bonds Capital Appreciation Zero Coupon Series 1991 (AMBAC)(a)
09/01/12	0.000%	6,250,000	5,855,688
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds Westlake Chemical Corp. Series 2010A-2(e)
11/01/35	6.500%	1,750,000	1,781,745
Louisiana State Citizens Property Insurance Corp. Revenue Bonds Series 2006B (AMBAC)
06/01/16	5.000%	1,500,000	1,616,640
New Orleans Aviation Board Revenue Bonds Consolidated Rental Car Series 2009A
01/01/40	6.500%	4,600,000	4,736,436
Tobacco Settlement Financing Corp. Asset-Backed Revenue Bonds Series 2001B
05/15/30	5.500%	6,735,000	6,745,978
05/15/39	5.875%	6,540,000	6,490,623

Total			27,227,110

See accompanying Notes to Financial Statements.

20  COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT

	Coupon	Principal
Issuer Description	Rate	Amount	Value

Municipal Bonds (cont.)
MARYLAND (0.2%)
Maryland Economic Development Corp. Revenue Bonds University of Maryland College Park Projects Series 2008
06/01/33	5.750%	$400,000	$398,800
Maryland Health & Higher Educational Facilities Authority Revenue Bonds Washington County Hospital Series 2008
01/01/33	5.750%	875,000	865,244

Total			1,264,044

MASSACHUSETTS (2.6%)
Commonwealth of Massachusetts Limited General Obligation Refunding Bonds Series 2004B
08/01/28	5.250%	2,000,000	2,284,300
Refunding Revenue Bonds Series 2005 (NPFGC/FGIC)
01/01/27	5.500%	1,500,000	1,625,475
01/01/28	5.500%	1,500,000	1,619,580
Massachusetts Bay Transportation Authority Revenue Bonds Senior Series 2005A
07/01/31	5.000%	2,000,000	2,141,620
Massachusetts Development Finance Agency Revenue Bonds Boston University Series 1999P
05/15/59	6.000%	675,000	746,118
Massachusetts Health & Educational Facilities Authority Refunding Revenue Bonds Harvard University
Series 2002FF
07/15/37	5.125%	2,200,000	2,208,206
Revenue Bonds Massachusetts Institute of Technology
Series 2009O
07/01/26	5.000%	3,000,000	3,280,740
Milford Regional Medical
Series 2007E
07/15/37	5.000%	2,200,000	1,796,498
Massachusetts State Water Pollution Abatement Unrefunded Revenue Bonds Pool Program Series 2004-10
08/01/34	5.000%	570,000	584,353

Total			16,286,890

MICHIGAN (1.1%)
City of Detroit Revenue Bonds Senior Lien Series 2003A (NPFGC)
07/01/21	5.000%	1,350,000	1,373,504
Michigan Municipal Bond Authority Revenue Bonds Drinking Water State Revolving Fund
Series 2002
10/01/22	5.000%	2,350,000	2,482,093
School District City of Detroit
Series 2005 (AGM)
06/01/19	5.000%	1,500,000	1,563,390
Troy School District Unlimited General Obligation Bonds School Building & Site Series 2006 (NPFGC) (Qualified School Board Loan Fund)
05/01/24	5.000%	1,600,000	1,657,488

Total			7,076,475

MINNESOTA (3.9%)
City of Minneapolis Revenue Bonds Fairview Health Services
Series 2008A
11/15/23	6.375%	1,000,000	1,131,310
11/15/32	6.750%	1,000,000	1,110,250
City of St. Louis Park Refunding Revenue Bonds Park Nicollet Health Services
Series 2009
07/01/39	5.750%	2,350,000	2,404,167
Revenue Bonds Park Nicollet Health Services
Series 2008C
07/01/23	5.500%	6,700,000	7,088,801
07/01/30	5.750%	800,000	828,776
Duluth Independent School District No. 709 Certificate of Participation Series 2008B (School District Credit Enhancement Program)
02/01/26	4.750%	1,000,000	1,051,780

See accompanying Notes to Financial Statements.

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT  21

Portfolio of Investments (continued)

	Coupon	Principal
Issuer Description	Rate	Amount	Value

Municipal Bonds (cont.)

MINNESOTA (cont.)
Minneapolis/St. Paul Housing Finance Board Mortgage-Backed Revenue Bonds City Living Series 2006A-5 (GNMA/FNMA/FHLMC)
04/01/27	5.450%	$2,637,614	$2,767,042
Perham Hospital District Revenue Bonds Perham Memorial Hospital & Home
Series 2010
03/01/35	6.350%	1,000,000	996,200
03/01/40	6.500%	700,000	704,256
St. Paul Housing & Redevelopment Authority Revenue Bonds HealthPartners Obligation Group Project
Series 2006
05/15/22	5.250%	1,185,000	1,198,438
05/15/36	5.250%	750,000	687,075
Healtheast Project
Series 2005
11/15/30	6.000%	5,000,000	4,662,300

Total			24,630,395

MISSISSIPPI (0.6%)
Mississippi Business Finance Corp. Revenue Bonds Series 2009A
05/01/24	4.700%	1,250,000	1,230,888
05/01/37	5.000%	815,000	778,186
Mississippi Home Corp. Revenue Bonds Series 2007E-1 (GNMA/FNMA/FHLMC)
12/01/37	5.850%	1,915,000	2,078,694

Total			4,087,768

MISSOURI (4.3%)
Arnold Retail Corridor Transportation Development District Revenue Bonds Series 2010
05/01/38	6.650%	5,000,000	4,919,150
City of Manchester Refunding Tax Allocation Bonds Highway 141/Manchester Road Project Series 2010
11/01/25	6.000%	1,000,000	980,650
City of St. Louis Revenue Bonds Lambert-St. Louis International Series 2009A-1
07/01/34	6.625%	1,050,000	1,089,186
County of Boone Revenue Bonds Boone Hospital Center Series 2008
08/01/38	5.375%	1,700,000	1,667,462
Kirkwood Industrial Development Authority Revenue Bonds Aberdeen Heights Series 2010A
05/15/39	8.250%	3,000,000	3,133,800
Missouri Joint Municipal Electric Utility Commission Revenue Bonds Plum Point Project Series 2006 (NPFGC)
01/01/20	5.000%	2,000,000	2,061,440
Missouri State Health & Educational Facilities Authority Revenue Bonds Coxhealth
Series 2008
11/15/29	5.250%	2,525,000	2,489,170
Washington University
Series 2008A
03/15/39	5.375%	10,000,000	10,730,800

Total			27,071,658

NEBRASKA (2.3%)
Douglas County Hospital Authority No. 2 Refunding Revenue Bonds Health Facilities Children’s Hospital
Series 2008
08/15/31	6.125%	2,250,000	2,362,500
Revenue Bonds Health Facilities-Immanuel Obligation Group
Series 2010
01/01/40	5.625%	875,000	874,326
Elkhorn School District Unlimited General Obligation Bonds Elkhorn Public Schools Series 2009
06/15/28	6.000%	500,000	525,710

See accompanying Notes to Financial Statements.

22  COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT

	Coupon	Principal
Issuer Description	Rate	Amount	Value

Municipal Bonds (cont.)

NEBRASKA (cont.)
Lancaster County Hospital Authority No. 1 Revenue Bonds Immanuel Obligation Group Series 2010
01/01/40	5.625%	$1,625,000	$1,623,749
Madison County Hospital Authority No. 1 Revenue Bonds Faith Regional Health Services Project Series 2008A-1
07/01/33	6.000%	3,500,000	3,543,155
Municipal Energy Agency of Nebraska Refunding Revenue Bonds Series 2009A (BHAC)
04/01/39	5.375%	3,000,000	3,125,520
Nebraska Elementary & Secondary School Finance Authority Revenue Bonds Boys Town Project Series 2008
09/01/28	4.750%	2,200,000	2,215,466
University of Nebraska Revenue Bonds Lincoln Student Fees & Facilities Series 2009A
07/01/39	5.250%	350,000	364,483

Total			14,634,909

NEVADA (2.5%)
Clark County Water Reclamation District Limited General Obligation Bonds Series 2009A
07/01/34	5.250%	6,500,000	6,712,810
County of Clark Revenue Bonds Las Vegas-McCarran International Airport Series 2010A
07/01/34	5.125%	4,250,000	4,195,387
Las Vegas Valley Water District Limited General Obligation Bonds Water Improvement Series 2006A (AGM)
06/01/24	5.000%	1,000,000	1,042,430
Truckee Meadows Water Authority Refunding Revenue Bonds Series 2006 (AGM)
07/01/32	4.750%	3,775,000	3,685,193

Total			15,635,820

NEW HAMPSHIRE (0.8%)
New Hampshire Business Finance Authority Revenue Bonds Elliot Hospital Obligation Group Series 2009A
10/01/39	6.125%	2,750,000	2,767,407
New Hampshire Health & Education Facilities Authority Revenue Bonds Dartmouth-Hitchcock Series 2009
08/01/38	6.000%	2,000,000	2,111,780

Total			4,879,187

NEW JERSEY (0.9%)
New Jersey Economic Development Authority Revenue Bonds Cigarette Tax
Series 2004
06/15/18	5.625%	2,525,000	2,525,959
MSU Student Housing Project — Provident
Series 2010
06/01/31	5.750%	1,000,000	995,230
Tobacco Settlement Financing Corp. Prerefunded Asset-Backed Revenue Bonds Series 2002
06/01/37	6.000%	2,175,000	2,351,567

Total			5,872,756

NEW MEXICO (0.4%)
New Mexico Hospital Equipment Loan Council Revenue Bonds Presbyterian Healthcare Services Series 2008A
08/01/32	6.375%	2,165,000	2,372,732

NEW YORK (4.1%)
Brooklyn Arena Local Development Corp. Revenue Bonds Barclays Center Project Series 2009
07/15/30	6.000%	1,500,000	1,533,690
City of New York Unlimited General Obligation Bonds Subordinated Series 2006J-1
06/01/25	5.000%	1,500,000	1,556,535

See accompanying Notes to Financial Statements.

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT  23

Portfolio of Investments (continued)

	Coupon	Principal
Issuer Description	Rate	Amount	Value

Municipal Bonds (cont.)

NEW YORK (cont.)
Metropolitan Transportation Authority Revenue Bonds Series 2006A
11/15/22	5.000%	$2,500,000	$2,617,150
Series 2009B
11/15/34	5.000%	500,000	513,800
New York City Industrial Development Agency Revenue Bonds Queens Baseball Stadium Pilot Series 2006 (AMBAC)
01/01/23	5.000%	1,000,000	959,640
New York State Dormitory Authority Revenue Bonds Columbia University
Series 2007C
07/01/29	5.000%	1,250,000	1,331,387
Consolidated City University System
2nd General Series 1993A
07/01/18	5.750%	5,500,000	6,334,295
Education
Series 2006C
12/15/31	5.000%	4,250,000	4,422,805
New York State Environmental Facilities Corp. Revenue Bonds New York City Municipal Water Financing Project 2nd Resolution Series 2004
06/15/26	5.000%	4,000,000	4,233,280
New York State Urban Development Corp. Refunding Revenue Bonds Service Contract Series 2008B
01/01/29	4.750%	1,500,000	1,511,340
Triborough Bridge & Tunnel Authority Revenue Bonds Series 2008C
11/15/38	5.000%	1,000,000	1,015,720

Total			26,029,642

NORTH CAROLINA (0.7%)
City of Charlotte Certificate of Participation
Governmental Facilities Projects
Series 2003G
06/01/28	5.000%	1,750,000	1,790,442
Revenue Bonds Water & Sewer
Series 2008
07/01/26	5.000%	2,165,000	2,355,585

Total			4,146,027

NORTH DAKOTA (0.4%)
County of Ward Revenue Bonds Trinity Obligated Group
Series 2006
07/01/15	5.250%	625,000	672,050
07/01/25	5.125%	2,250,000	2,185,763

Total			2,857,813

OHIO (3.8%)
Buckeye Tobacco Settlement Financing Authority Asset-Backed Senior Turbo Revenue Bonds Series 2007A-2
06/01/47	5.875%	5,125,000	3,597,032
Cleveland State University Revenue Bonds Series 2004 (NPFGC/FGIC)
06/01/24	5.250%	1,500,000	1,548,420
County of Lucas Improvement & Refunding Revenue Bonds Lutheran Homes Series 2010A(e)
11/01/35	6.625%	5,000,000	5,015,850
County of Miami Improvement & Refunding Revenue Bonds Upper Valley Medical Center Series 2006
05/15/26	5.250%	1,750,000	1,749,213
Ohio Higher Educational Facility Commission Revenue Bonds Kenyon College Project
Series 2010
07/01/44	5.000%	10,000,000	9,919,100
University Hospital Health Systems
Series 2009A
01/15/39	6.750%	2,300,000	2,412,401

Total			24,242,016

See accompanying Notes to Financial Statements.

24  COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT

	Coupon	Principal
Issuer Description	Rate	Amount	Value

Municipal Bonds (cont.)
OREGON (0.8%)
City of Keizer Special Assessment Bonds Keizer Station Area Series 2008A
06/01/31	5.200%	$955,000	$958,524
Oregon Health & Science University Revenue Bonds Series 2009A
07/01/39	5.750%	1,500,000	1,565,970
Oregon State Housing & Community Services Department Revenue Bonds Single Family Mortgage Program Series 2003A
07/01/24	4.800%	2,580,000	2,602,627

Total			5,127,121

PENNSYLVANIA (1.4%)
Allegheny County Hospital Development Authority Refunding Revenue Bonds Capital Appreciation Magee-Women’s Hospital Project Zero Coupon Series 1992 Escrowed to Maturity (NPFGC/FGIC)(a)
10/01/17	0.000%	5,115,000	3,942,028
Montgomery County Industrial Development Authority Refunding Revenue Bonds ACTS Retirement Communities Series 2006B
11/15/22	5.000%	2,500,000	2,491,700
Northampton County General Purpose Authority Revenue Bonds Saint Luke’s Hospital Project Series 2008A
08/15/28	5.375%	1,000,000	986,990
Pennsylvania Higher Educational Facilities Authority Revenue Bonds Edinboro University Foundation Series 2010
07/01/43	6.000%	750,000	732,143
Philadelphia Municipal Authority Revenue Bonds Lease Series 2009
04/01/34	6.500%	700,000	738,577

Total			8,891,438

PUERTO RICO (—%)
Puerto Rico Public Buildings Authority Prerefunded Revenue Bonds Government Facilities Series 2004I(f)
07/01/33	5.250%	20,000	22,751

RHODE ISLAND (0.8%)
Rhode Island Housing & Mortgage Finance Corp. Revenue Bonds Homeownership Opportunity
Series 2006-51A
10/01/26	4.650%	2,000,000	2,008,460
04/01/33	4.850%	2,985,000	2,941,568

Total			4,950,028

SOUTH CAROLINA (1.2%)
Charleston Educational Excellence Finance Corp. Revenue Bonds Charleston County School District Series 2005
12/01/30	5.250%	2,500,000	2,572,050
Lexington County Health Services District, Inc. Prerefunded Revenue Bonds Series 2004
05/01/24	5.500%	2,100,000	2,404,668
Piedmont Municipal Power Agency Refunding Revenue Bonds Electric Series 1991 (NPFGC/FGIC)
01/01/21	6.250%	1,000,000	1,193,450
South Carolina Educational Facilities Authority Revenue Bonds Wofford College Project Series 2008
04/01/38	4.750%	1,000,000	951,460
Tobacco Settlement Revenue Management Authority Revenue Bonds Series 2001B
05/15/22	6.000%	395,000	405,381

Total			7,527,009

TEXAS (3.8%)
Bexar County Health Facilities Development Corp. Revenue Bonds Army Retirement Residence Project Series 2010
07/01/45	6.200%	1,100,000	1,101,496

See accompanying Notes to Financial Statements.

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT  25

Portfolio of Investments (continued)

	Coupon	Principal
Issuer Description	Rate	Amount	Value

Municipal Bonds (cont.)

TEXAS (cont.)
Capital Area Cultural Education Facilities Finance Corp. Revenue Bonds Roman Catholic Diocese Series 2005B-RMKT
04/01/45	6.125%	$550,000	$539,511
City of Austin Refunding Revenue Bonds Series 2008A
11/15/35	5.250%	2,000,000	2,044,300
College Station Independent School District Unlimited General Obligation Bonds School Building Series 2007 (Permanent School Fund Guarantee)
08/15/27	5.000%	3,795,000	4,069,189
Fort Bend Independent School District Unlimited General Obligation Refunding Bonds School Building Series 2008 (Permanent School Fund Guarantee)
08/15/34	4.750%	1,400,000	1,416,128
Galena Park Independent School District Unlimited General Obligation Refunding Bonds Capital Appreciation Zero Coupon Series 2002 (Permanent School Fund Guarantee)(a)
08/15/28	0.000%	5,270,000	2,343,095
Harris County Health Facilities Development Corp. Refunding Revenue Bonds Memorial Hermann Healthcare System Series 2008B
12/01/35	7.250%	2,200,000	2,458,610
San Juan Higher Education Finance Authority Revenue Bonds Idea Public Schools Series 2010A(e)
08/15/40	6.700%	800,000	803,512
State of Texas Unlimited General Obligation Bonds Transportation Commission Mobility Fund Series 2007(g)
04/01/34	4.750%	500,000	504,600
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds Stayton at Museum Way Series 2009A
11/15/44	8.250%	3,000,000	3,012,960
Texas A&M University Revenue Bonds Financing System
Series 2009A
05/15/25	5.000%	2,500,000	2,730,350
05/15/26	5.000%	2,500,000	2,711,475
Uptown Development Authority Tax Allocation Bonds Infrastructure Improvement Facilities Series 2009
09/01/29	5.500%	500,000	493,050

Total			24,228,276

VIRGINIA (0.9%)
City of Hampton Revenue Bonds Series 2002 (AMBAC)
01/15/28	5.125%	1,800,000	1,820,286
Tobacco Settlement Financing Corp. Asset-Backed Revenue Bonds Series 2005
06/01/26	5.500%	1,300,000	1,453,491
Prerefunded Asset-Backed Revenue Bonds Series 2005
06/01/37	5.625%	2,000,000	2,361,740

Total			5,635,517

WASHINGTON (5.7%)
City of Seattle Improvement & Refunding Revenue Bonds Series 2001 (AGM)
03/01/26	5.125%	870,000	877,439
Energy Northwest Revenue Bonds Columbia Generating Station
Series 2007D
07/01/22	5.000%	2,900,000	3,172,542
Energy Northwest(a) Refunding Revenue Bonds Capital Appreciation Zero Coupon
Series 1989B (NPFGC)
07/01/13	0.000%	10,360,000	10,010,868

See accompanying Notes to Financial Statements.

26  COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT

	Coupon	Principal
Issuer Description	Rate	Amount	Value

Municipal Bonds (cont.)

WASHINGTON (cont.)
NJB Properties Revenue Bonds King County Washington Project Series 2006A
12/01/27	5.000%	$4,000,000	$4,144,600
Port of Seattle Refunding Revenue Bonds Intermediate Lien Series 2010B
06/01/40	5.000%	5,000,000	5,015,000
State of Washington Unlimited General Obligation Bonds Various Purpose Series 2008A
07/01/27	5.000%	2,500,000	2,672,225
Washington Health Care Facilities Authority Revenue Bonds Overlake Hospital Medical Center
Series 2010
07/01/30	5.500%	3,000,000	3,028,770
Swedish Health Services
Series 2009A
11/15/33	6.500%	2,930,000	3,099,002
Washington Higher Education Facilities Authority Refunding Revenue Bonds Whitworth University Project Series 2009
10/01/40	5.625%	1,050,000	1,022,532
Washington State Housing Finance Commission Revenue Bonds Skyline At First Hill Project Series 2007A
01/01/38	5.625%	5,000,000	3,165,050

Total			36,208,028

WEST VIRGINIA (0.1%)
West Virginia Economic Development Authority Refunding Revenue Bonds Appalachian Power Amos Series 2010A
12/01/38	5.375%	900,000	886,545

WISCONSIN (3.9%)
Badger Tobacco Asset Securitization Corp. Asset-Backed Revenue Bonds Series 2002
06/01/27	6.125%	650,000	688,876
State of Wisconsin Revenue Bonds Series 2009A
05/01/33	5.750%	3,000,000	3,223,290
Wisconsin Health & Educational Facilities Authority Refunding Revenue Bonds Wheaton Healthcare
Series 2006B
08/15/25	5.125%	4,310,000	4,159,883
Revenue Bonds Aurora Health Care, Inc.
Series 2010A
04/15/39	5.625%	1,400,000	1,391,054
Medical College of Wisconsin
Series 2008A
12/01/35	5.250%	3,600,000	3,454,920
Prohealth Care, Inc. Obligation Group
Series 2009
02/15/39	6.625%	5,300,000	5,671,000
Riverview Hospital Association
Series 2008
04/01/38	5.750%	6,000,000	6,013,680

Total			24,602,703

WYOMING (0.1%)
Wyoming Municipal Power Agency Revenue Bonds Series 2009A
01/01/36	5.000%	700,000	691,096

Total Municipal Bonds
(Cost: $592,539,818) $615,884,263

Floating Rate Notes (1.5%)

ILLINOIS (0.6%)
City of Chicago Unlimited General Obligation Bonds VRDN Series 2003B-1
01/01/34	0.280%	$1,700,000	$1,700,000
City of Chicago(h) Unlimited General Obligation Bonds VRDN Series 2003 (JP Morgan Chase Bank)
01/01/34	0.280%	1,290,000	1,290,000

See accompanying Notes to Financial Statements.

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT  27

Portfolio of Investments (continued)

	Coupon	Principal
Issuer Description	Rate	Amount	Value

Floating Rate Notes (cont.)

ILLINOIS (cont.)
Illinois Finance Authority Revenue Bonds University of Chicago Medical Center VRDN Series 2009 (Bank of America)(h)
08/01/43	0.270%	$1,000,000	$1,000,000

Total			3,990,000

KENTUCKY (0.7%)
Kentucky Economic Development Finance Authority Revenue Bonds Baptist Healthcare System VRDN Series 2009B-1 (JP Morgan Chase Bank)(h)
08/15/38	0.270%	4,700,000	4,700,000

LOUISIANA (0.1%)
Parish of St. James Revenue Bonds Texaco, Inc. VRDN Series 1988
07/01/12	0.240%	300,000	300,000

SOUTH CAROLINA (0.1%)
South Carolina Educational Facilities Authority Revenue Bonds Furman University VRDN Series 2006B (Wells Fargo Bank)(h)
10/01/39	0.290%	500,000	500,000

Total Floating Rate Notes
(Cost: $9,490,000) $9,490,000

Municipal Bonds Held in Trust (2.5%)

MASSACHUSETTS (0.7%)
Massachusetts Health & Educational Facilities Authority Revenue Bonds Harvard University Series 2009A(d)(i)
11/15/16	5.500%	4,000,000	4,371,240

MISSOURI (1.2%)
Missouri State Health & Educational Facilities Authority Revenue Bonds Washington University Series 2009A(d)(i)
05/15/17	5.000%	7,000,000	7,350,350

NORTH CAROLINA (0.6%)
North Carolina Capital Facilities Finance Agency Revenue Bonds Duke University Project Series 2009B(d)(i)
04/01/17	5.000%	4,000,000	4,126,280

Total Municipal Bonds Held in Trust
(Cost: $15,935,681) $15,847,870

	Shares	Value

Money Market Fund (0.2%)

JPMorgan Tax-Free Money Market Fund, 0.040%	1,139,769	$1,139,769

Total Money Market Fund
(Cost: $1,139,769) $1,139,769

Total Investments
(Cost: $619,105,268) $642,361,902
Other Assets & Liabilities, Net (8,308,742)

Total Net Assets $634,053,160

Investments in Derivatives

Futures Contracts Outstanding at November 30, 2010

	Number of
	contracts	Notional	Expiration	Unrealized
Contract description	long (short)	market value	date	depreciation
U.S. Treasury Note, 10-year	(88)	$(10,921,625)	March 2011	$(29,638)

See accompanying Notes to Financial Statements.

28  COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT

Notes to Portfolio of Investments

(a)	Zero coupon bond.

(b)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at November 30, 2010 was $139,600, representing 0.02% of net assets. Information concerning such security holdings at November 30, 2010 was as follows:

	Acquisition
Security	Dates	Cost
Illinois Finance Authority Revenue Bonds Sedgebrook, Inc. Facility Series 2007A 5.500% 2012	08/09/07	$501,975

(c)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities November 30, 2010, the value of these securities amounted to $139,600, which represents 0.02% of net assets.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2010, the value of these securities amounted to $16,772,385 or 2.65% of net assets.

(e)	Represents a security purchased on a when-issued or delayed delivery basis.

(f)	Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States. These securities represented less than 0.01% of net assets at November 30, 2010.

(g)	At November 30, 2010, investments in securities included securities valued at $466,753 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(h)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.

(i)	The Fund entered into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The trust funds the purchases of the municipal bonds by issuing short-term floating rate notes to third parties. The municipal bonds transferred to the trusts remain in the Fund’s Portfolio of Investments.

See accompanying Notes to Financial Statements.

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT  29

Portfolio of Investments (continued)

Abbreviation Legend

AGM	Assured Guaranty Municipal Corporation
AMBAC	Ambac Assurance Corporation
BHAC	Berkshire Hathaway Assurance Corporation
FGIC	Financial Guaranty Insurance Company
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
NPFCG	National Public Finance Guarantee Corporation
VRDN	Variable Rate Demand Note
XLCA	XL Capital Assurance

See accompanying Notes to Financial Statements.

30  COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may

See accompanying Notes to Financial Statements.

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT  31

Portfolio of Investments (continued)

Fair Value Measurements (continued)

include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of November 30, 2010:

	Fair value at November 30, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets	inputs(b)	inputs	Total
Municipal Bonds	$—	$615,884,263	$—	$615,884,263
Municipal Bonds Held in Trust	—	15,847,870	—	15,847,870

Total Bonds	—	631,732,133	—	631,732,133

Other
Floating Rate Notes	—	9,490,000	—	9,490,000
Unaffiliated Money Market Fund(c)	1,139,769	—	—	1,139,769

Total Other	1,139,769	9,490,000	—	10,629,769

Investments in Securities	1,139,769	641,222,133	—	642,361,902
Derivatives(d)
Liabilities
Futures Contracts	(29,638)	—	—	(29,638)

Total	$1,110,131	$641,222,133	$—	$642,332,264

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at November 30, 2010.

(d)	Derivative instruments are valued at unrealized appreciation (depreciation).

How to find information about the Fund’s portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

See accompanying Notes to Financial Statements.

32  COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT

Statement of Assets and Liabilities
November 30, 2010

Assets
Investments, at value (identified cost $619,105,268)	$642,361,902
Receivable for:
Capital shares sold	156,003
Investments sold	2,043,842
Interest	9,446,919
Expense reimbursement due from Investment Manager	3,655

Total assets	654,012,321

Liabilities
Short-term floating rate notes outstanding	11,250,000
Payable for:
Investments purchased on a delayed delivery basis	7,474,650
Capital shares purchased	438,501
Dividend distributions to shareholders	620,217
Variation margin on futures contracts	16,500
Investment management fees	7,111
Distribution fees	4,701
Transfer agent fees	26,958
Administration fees	1,196
Other expenses	119,327

Total liabilities	19,959,161

Net assets applicable to outstanding capital stock	$634,053,160

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT  33

Statement of Assets and Liabilities (continued)

Represented by
Capital stock — $ .01 par value	$1,697,172
Additional paid-in capital	621,630,564
Undistributed net investment income	1,434,432
Accumulated net realized loss	(13,936,004)
Unrealized appreciation (depreciation) on:
Investments	23,256,634
Futures contracts	(29,638)

Total — representing net assets applicable to outstanding capital stock	$634,053,160

Net assets
Class A	$616,281,418
Class B	$7,434,588
Class C	$10,334,749
Class Z	$2,405
Shares outstanding
Class A	164,962,006
Class B	1,989,243
Class C	2,765,304
Class Z	644
Net asset value per share
Class A(a)	$3.74
Class B	$3.74
Class C	$3.74
Class Z	$3.73

(a)	The maximum offering price per share for Class A is $3.93. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

34  COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT

Statement of Operations
Year ended November 30, 2010

Net investment income
Income:
Dividends	1,299
Interest	34,349,245

Total income	34,350,544

Expenses:
Investment management fees	2,716,984
Distribution fees
Class A	1,603,257
Class B	120,722
Class C	93,036
Transfer agent fees
Class A	366,012
Class B	7,567
Class C	5,472
Administration fees	455,742
Compensation of board members	19,227
Custodian fees	11,499
Printing and postage fees	62,250
Registration fees	74,066
Professional fees	40,729
Interest and fee expense	81,336
Other	40,772

Total expenses	5,698,671
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(220,902)

Total net expenses	5,477,769

Net investment income	28,872,775

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	8,895,671
Futures contracts	(2,945,386)

Net realized gain	5,950,285
Net change in unrealized appreciation (depreciation) on:
Investments	(3,026,529)
Futures contracts	480,693

Net change in unrealized depreciation	(2,545,836)

Net realized and unrealized gain	3,404,449

Net increase in net assets resulting from operations	$32,277,224

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT  35

Statements of Changes in Net Assets

Year ended November 30,	2010	2009
Change in net assets resulting from operations
Net investment income	$28,872,775	$28,097,312
Net realized gain (loss)	5,950,285	(7,935,023)
Net change in unrealized appreciation (depreciation)	(2,545,836)	72,634,884

Net increase in net assets resulting from operations	32,277,224	92,797,173

Distributions to shareholders from:
Net investment income
Class A	(27,862,150)	(26,977,808)
Class B	(431,703)	(665,605)
Class C	(334,557)	(253,292)
Class Z	(20)	—

Total distributions to shareholders	(28,628,430)	(27,896,705)

Decrease in net assets from capital share transactions	(37,879,060)	(5,622,422)

Total increase (decrease) in net assets	(34,230,266)	59,278,046
Net assets at beginning of year	668,283,426	609,005,380

Net assets at end of year	$634,053,160	$668,283,426

Undistributed net investment income	1,434,432	1,190,973

	2010		2009
Year ended November 30,	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	10,950,620	41,418,428	23,255,441	81,031,568
Conversions from Class B	1,527,244	5,803,525	1,873,478	6,800,725
Distributions reinvested	5,405,727	20,458,575	5,460,648	19,680,129
Redemptions	(26,479,416)	(100,024,802)	(30,484,683)	(108,413,284)

Net increase (decrease)	(8,595,825)	(32,344,274)	104,884	(900,862)

Class B shares
Subscriptions	146,645	554,015	848,026	2,982,580
Distributions reinvested	98,280	371,489	155,081	556,451
Conversions to Class A	(1,527,243)	(5,803,525)	(1,873,478)	(6,800,725)
Redemptions	(672,520)	(2,539,040)	(1,014,926)	(3,618,087)

Net decrease	(1,954,838)	(7,417,061)	(1,885,297)	(6,879,781)

Class C shares
Subscriptions	908,820	3,445,158	1,058,441	3,785,687
Distributions reinvested	78,959	299,046	62,342	225,220
Redemptions	(493,712)	(1,864,429)	(510,698)	(1,852,686)

Net increase	494,067	1,879,775	610,085	2,158,221

Class Z shares
Subscriptions	644	2,500	—	—

Net increase	644	2,500	—	—

Total net decrease	(10,055,952)	(37,879,060)	(1,170,328)	(5,622,422)

The accompanying Notes to Financial Statements are an integral part of this statement.

36  COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Class A	Year ended Nov. 30,
Per share data	2010	2009	2008	2007	2006
Net asset value, beginning of period	$3.72	$3.37	$3.79	$3.90	$3.84

Income from investment operations:
Net investment income	.17	.16	.15	.15	.14
Net realized and unrealized gain (loss) on investments	.01	.34	(.42)	(.11)	.08

Total from investment operations	.18	.50	(.27)	.04	.22

Less distributions to shareholders from:
Net investment income	(.16)	(.15)	(.15)	(.15)	(.14)
Net realized gains	—	—	—	—	(.02)

Total distributions to shareholders	(.16)	(.15)	(.15)	(.15)	(.16)

Net asset value, end of period	$3.74	$3.72	$3.37	$3.79	$3.90

Total return	4.99%	15.20%	(7.33% )	1.04%	5.83%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed (including interest and fee expense)(b)	0.83%	0.82%	0.89%	0.94%	0.95%

Net expenses after fees waived or expenses reimbursed (including interest and fee expense)(b),(c)	0.80%	0.79%	0.86%	0.91%	0.91%

Expenses prior to fees waived or expenses reimbursed (excluding interest and fee expense)	0.82%	0.82%	0.82%	0.82%	0.83%

Net expenses after fees waiver or expenses reimbursed (excluding interest and fee expense)(c)	0.79%	0.79%	0.79%	0.79%	0.79%

Net investment income	4.38%	4.30%	4.14%	3.91%	3.70%

Supplemental data
Net assets, end of period (in thousands)	$616,281	$645,167	$583,790	$682,528	$788,063

Portfolio turnover	23%	29%	37%	51%	32%

See accompanying Notes to Financial Highlights.

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT  37

Financial Highlights (continued)

Class B	Year ended Nov. 30,
Per share data	2010	2009	2008	2007	2006
Net asset value, beginning of period	$3.72	$3.37	$3.79	$3.90	$3.84

Income from investment operations:
Net investment income	.14	.13	.12	.12	.11
Net realized and unrealized gain (loss) on investments	.01	.35	(.42)	(.11)	.08

Total from investment operations	.15	.48	(.30)	.01	.19

Less distributions to shareholders from:
Net investment income	(.13)	(.13)	(.12)	(.12)	(.11)
Net realized gains	—	—	—	—	(.02)

Total distributions to shareholders	(.13)	(.13)	(.12)	(.12)	(.13)

Net asset value, end of period	$3.74	$3.72	$3.37	$3.79	$3.90

Total return	4.20%	14.32%	(8.02% )	0.28%	5.03%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed (including interest and fee expense)(b)	1.59%	1.57%	1.64%	1.69%	1.70%

Net expenses after fees waived or expenses reimbursed (including interest and fee expense)(b),(c)	1.56%	1.55%	1.61%	1.66%	1.67%

Expenses prior to fees waived or expenses reimbursed (excluding interest and fee expense)	1.58%	1.57%	1.57%	1.57%	1.58%

Net expenses after fees waiver or expenses reimbursed (excluding interest and fee expense)(c)	1.55%	1.55%	1.54%	1.54%	1.55%

Net investment income	3.61%	3.53%	3.39%	3.11%	2.93%

Supplemental data
Net assets, end of period (in thousands)	$7,435	$14,671	$19,622	$26,465	$42,861

Portfolio turnover	23%	29%	37%	51%	32%

See accompanying Notes to Financial Highlights.

38  COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT

Class C	Year ended Nov. 30,
Per share data	2010	2009	2008	2007	2006
Net asset value, beginning of period	$3.72	$3.37	$3.79	$3.90	$3.84

Income from investment operations:
Net investment income	.14	.13	.12	.12	.11
Net realized and unrealized gain (loss) on investments	.02	.35	(.42)	(.11)	.08

Total from investment operations	.16	.48	(.30)	.01	.19

Less distributions to shareholders from:
Net investment income	(.14)	(.13)	(.12)	(.12)	(.11)
Net realized gains	—	—	—	—	(.02)

Total distributions to shareholders	(.14)	(.13)	(.12)	(.12)	(.13)

Net asset value, end of period	$3.74	$3.72	$3.37	$3.79	$3.90

Total return	4.21%	14.33%	(8.02% )	0.28%	5.03%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed (including interest and fee expense)(b)	1.59%	1.57%	1.64%	1.69%	1.70%

Net expenses after fees waived or expenses reimbursed (including interest and fee expense)(b),(c)	1.55%	1.54%	1.61%	1.66%	1.67%

Expenses prior to fees waived or expenses reimbursed (excluding interest and fee expense)	1.58%	1.57%	1.57%	1.57%	1.58%

Net expenses after fees waiver or expenses reimbursed (excluding interest and fee expense)(c)	1.54%	1.54%	1.54%	1.54%	1.55%

Net investment income	3.63%	3.55%	3.35%	3.14%	2.93%

Supplemental data
Net assets, end of period (in thousands)	$10,335	$8,446	$5,593	$4,745	$6,545

Portfolio turnover	23%	29%	37%	51%	32%

See accompanying Notes to Financial Highlights.

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT  39

Financial Highlights (continued)

	Year ended
Class Z	Nov. 30,
Per share data	2010(d)
Net asset value, beginning of period	$3.88

Income from investment operations:
Net investment income	.03
Net realized and unrealized gain on investments	(.15)

Total from investment operations	(.12)

Less distributions to shareholders from:
Net investment income	(.03)

Net asset value, end of period	$3.73

Total return	(3.09%	)

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed (including interest and fee expense)(b)	0.49%(e	)

Net expenses after fees waived or expenses reimbursed (including interest and fee expense)(b),(c)	0.49%(e	)

Expenses prior to fees waived or expenses reimbursed (excluding interest and fee expense)	0.48%(e	)

Net expenses after fees waiver or expenses reimbursed (excluding interest and fee expense)(c)	0.48%(e	)

Net investment income	4.68%(e	)

Supplemental data
Net assets, end of period (in thousands)	$2

Portfolio turnover	23%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios
(b)	Ratios include interest and fee expense related to the Fund’s participation in certain inverse floater programs. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.
(c)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(d)	For the period from September 27, 2010 (when shares became available) to November 30, 2010.
(e)	Annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.

40  COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT

Notes to Financial Statements
November 30, 2010

Note 1. Organization

Columbia AMT-Free Tax-Exempt Bond Fund (formerly known as RiverSource Tax-Exempt Bond Fund) (the Fund), a series of RiverSource Tax-Exempt Series, Inc. (the Corporation), is a diversified fund. The Corporation is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company.

Fund Shares
The Corporation has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Corporation’s Board of Directors (the Board). The Fund offers Class A, Class B, Class C, and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund’s prospectus. Class Z shares became effective September 27, 2010.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT  41

Notes to Financial Statements (continued)
November 30, 2010

financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded.

The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

42  COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT

Derivative Instruments
The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the contract between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures Contracts
Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts traded on U.S. and foreign exchanges to produce incremental earnings and manage the duration and yield curve exposure of the Fund versus benchmark. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT  43

Notes to Financial Statements (continued)
November 30, 2010

day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivatives outstanding at the end of the period, if any.

Fair values of derivative instruments at November 30, 2010

	Liability derivatives
	Statement of Assets
	and Liabilities
Risk exposure category	location	Fair value
Interest rate contracts	Net assets — unrealized depreciation on investments	29,638	*

Total		$29,638

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Effect of derivative instruments in the Statement of Operations for the year ended November 30, 2010

Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures
Interest rate contracts	$(2,945,386)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures
Interest rate contracts	$480,693

44  COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT

Volume of Derivative Activity
The gross notional amount of short contracts outstanding was approximately $10.9 million at November 30, 2010. The monthly average gross notional amounts for short contracts was $20.8 million for the year ended November 30, 2010. The fair value of such contracts at November 30, 2010 is set forth in the table above.

Delayed Delivery Securities & Forward Sale Commitments
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Inverse Floater Program Transactions
The Fund may enter into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The trusts fund the purchases of the municipal bonds by issuing short-term floating rate notes to third parties. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (i) to cause the holders of the short-term floating rate notes to tender their notes at par, and (ii) to transfer the municipal bonds from the trusts to the Fund, thereby collapsing the trusts. The municipal bonds transferred to the trusts, if any, remain in the Fund’s

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT  45

Notes to Financial Statements (continued)
November 30, 2010

investments in securities and the related short-term floating rate notes are reflected as Fund liabilities under the caption “Short-term floating rate notes outstanding” in the Statement of Assets and Liabilities. The notes issued by the trusts have interest rates that are multi-modal, which means that they can be reset to a new or different mode at the reset date (e.g., mode can be daily, weekly, monthly, or a fixed specific date) at the discretion of the holder of the inverse floating rate security. The floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date. The income received by the inverse floating rate security holder varies inversely with the short-term rate paid to the floating rate note holders, and in most circumstances the inverse floating rate security holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The inverse floating rate security holder will be subject to greater interest rate risk than if they were to hold the underlying bond because the interest rate is dependent on both the fixed coupon rate of the underlying bond and the short-term interest rate paid on the floating rate notes. The inverse floating rate security holder is also subject to the credit risk, liquidity risk and market risk associated with the underlying bond. The bonds held by the trusts serve as collateral for the short-term floating rate notes outstanding. Contractual maturities and interest rates of the municipal bonds held in trusts, if any, at November 30, 2010, are presented in the Portfolio of Investments. Interest and fee expense related to the short-term floating rate notes, which is accrued daily, is presented in the Statement of Operations and corresponds to an equal increase in interest income from the fixed rate municipal bonds held in trust. For the year ended November 30, 2010, the average value of short-term floating rate notes outstanding was $10,211,538 and the average interest rate and fees related to these short-term floating rate notes was 0.80%.

Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition
Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

46  COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT

Expenses
General expenses of the Corporation are allocated to the Fund and other funds of the Corporation based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value
All income, expenses (other than class-specific expenses which are charged directly to that share class) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status
The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders
Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT  47

Notes to Financial Statements (continued)
November 30, 2010

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Services Fees
Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.41% to 0.25% as the Fund’s net assets increase. The management fee for the year ended November 30, 2010 was 0.41% of the Fund’s average daily net assets.

Administrative Services Fees
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial, Inc. (Ameriprise Financial) an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The fee for the year ended November 30, 2010, was 0.07% of the Fund’s average daily net assets.

Other Fees
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended November 30, 2010, other expenses paid to this company were $1,200.

Compensation of Board Members
Under a Deferred Compensation Plan (the Plan), the board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agency Fees
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (formerly known as RiverSource Service Corporation) (the Transfer Agent) is responsible for providing transfer agency services to the Fund.

Prior to September 7, 2010, the Transfer Agent received annual account-based service fees for Class A, Class B and Class C shares which amount varied by

48  COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT

class. In addition, the Transfer Agent charged an annual fee per inactive account and received reimbursement from the Fund for certain out-of-pocket expenses.

Under a new Transfer Agency Agreement effective September 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund subject to an annual limitation (that varies by class) that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent also pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (IRA) trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

For the year ended November 30, 2010, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.06%
Class B	0.06
Class C	0.06
Class Z	0.03	*

*	Annualized

Distribution Fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT  49

Notes to Financial Statements (continued)
November 30, 2010

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $358,000 and $90,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of October 31, 2010, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $566,372 for Class A, $4,340 for Class B and $2,130 for Class C for the year ended November 30, 2010.

Expenses Waived/reimbursed by the Investment Manager and its Affiliates
For the year ended November 30, 2010, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding interest and fee expenses related to the Fund’s participation in certain inverse floater programs and fees and expenses of acquired funds*), were as follows:

Class A	0.79%
Class B	1.55
Class C	1.54

The waived/reimbursed fees and expenses for the transfer agent fees at the class level were as follows:

Class A	$109,491
Class B	2,061
Class C	1,751

The management fees waived/reimbursed at the Fund level were $107,599.

The Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until January 31, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding interest and fee expenses related to the Fund’s participation in certain inverse floater programs and fees and expenses of acquired funds*) will not exceed the following percentage of the class’ average daily net assets:

Class A	0.79%
Class B	1.55
Class C	1.54
Class Z	0.54

Effective February 1, 2011, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until January 31, 2012, unless sooner terminated at the sole discretion of the Board,

50  COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT

such that net expenses (excluding interest and fee expenses related to the Fund’s participation in certain inverse floater programs and fees and expenses of acquired funds*), will not exceed the following percentage of the class’ average daily net assets:

Class A	0.79%
Class B	1.54
Class C	1.54
Class Z	0.54

*	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $149,544,439 and $194,945,772, respectively, for the year ended November 30, 2010.

Note 5. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on October 14, 2010, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender’s sole discretion. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT  51

Notes to Financial Statements (continued)
November 30, 2010

Prior to October 14, 2010, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Fund had no borrowings for the year ended November 30, 2010.

Note 6. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2010, permanent and timing book to tax differences resulting primarily from differing treatments for futures contracts and market discount were identified and permanent differences reclassed among the components of the Fund’s net assets in the Statement of Assets and Liabilities as follows:

Undistributed net investment income	$(886)
Accumulated net realized loss	886

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended November 30,	2010	2009
Ordinary income*	$28,628,430	$27,896,705

*	Tax-exempt distributions were 99.84% and 98.77% of cash basis distributions paid for the years ended November 30, 2010 and 2009, respectively.

At November 30, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$693,691
Undistributed accumulated long-term gain	$—
Accumulated realized loss	$(10,227,823)
Unrealized appreciation (depreciation)	$20,879,773

52  COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT

At November 30, 2010, the cost of investments for federal income tax purposes was $621,308,310 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$27,564,978
Unrealized depreciation	6,511,386

Net unrealized appreciation	$21,053,592

The following capital loss carryforward, determined at November 30, 2010 may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of expiration	Amount
2016	$1,847,874
2017	8,379,949

Total	$10,227,823

For the year ended November 30, 2010, $7,927,956 of capital loss carryforward was utilized.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carryfoward has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carryforward before it expires.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 7. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 8. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT  53

Notes to Financial Statements (continued)
November 30, 2010

they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at

54  COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT

http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT  55

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Columbia AMT-Free Tax-Exempt Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia AMT-Free Tax-Exempt Bond Fund (formerly known as RiverSource Tax-Exempt Bond Fund) (the Fund) (one of the portfolios constituting the RiverSource Tax-Exempt Series, Inc.) as of November 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the period ended November 30, 2006, were audited by other auditors whose report dated January 22, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

56  COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Columbia AMT-Free Tax-Exempt Bond Fund of the RiverSource Tax-Exempt Series, Inc. at November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
January 20, 2011

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT  57

Federal Income Tax Information
(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2011, to determine the calendar year amounts to be included on their 2010 tax returns. Tax-exempt distributions may be subject to state and local taxes. Shareholders should consult a tax advisor about reporting this income for state and local tax purposes.

Fiscal year ended November 30, 2010

Income distributions – the Fund designates the following tax attributes for distributions:

Exempt-interest Dividends	99.84%

Tax-exempt distributions are exempt from federal income taxes and should not be included in the shareholders’ gross income.

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Source of income by state
Percentages of income from municipal securities earned by the Fund from various states during the fiscal year ended November 30, 2010 are listed below.

Alabama	0.308%
Arizona	1.872
Arkansas	0.162
California	14.919
Colorado	2.321
Connecticut	1.062
Florida	2.826
Georgia	4.034
Hawaii	0.155
Illinois	10.918
Indiana	2.295
Iowa	0.353
Kansas	0.375
Kentucky	2.788
Louisiana	4.665
Maryland	0.216
Massachusetts	3.132
Michigan	1.072
Minnesota	3.302
Mississippi	0.652

58  COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT

Missouri	5.086%
Nebraska	2.190
Nevada	2.211
New Hampshire	0.821
New Jersey	1.223
New Mexico	0.410
New York	4.935
North Carolina	1.547
North Dakota	0.399
Ohio	3.308
Oregon	0.805
Pennsylvania	1.557
Puerto Rico	0.502
Rhode Island	0.699
South Carolina	1.123
Tennessee	0.001
Texas	5.364
Virginia	0.745
Washington	5.094
Washington, D.C.	0.214
West Virginia	0.076
Wisconsin	4.161
Wyoming	0.102

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT  59

Board Members and Officers

Shareholders elect a Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund’s Board members. Each Board member oversees 145 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

Independent Board Members

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 1/11/06	Chief Justice, Minnesota Supreme Court, 1998-2006; Attorney	None

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 7/11/07	President, Springboard — Partners in Cross Cultural Leadership (consulting company)	None

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 60	Board member since 11/1/04	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	None

Anne P. Jones 901 S. Marquette Ave. Minneapolis, MN 55402 Age 75	Board member since 3/1/85	Attorney and Consultant	None

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 71	Chair of the Board since 1/1/07, Board member since 1/1/02	President Emeritus and Professor of Economics, Carleton College	Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Board member since 12/10/08	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	None

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Board member since 11/1/04	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	None

60  COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT

Independent Board Members (continued)

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 11/11/08	Counsel, Lewis & Munday, P.C. since 1987; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1990-1997	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 66	Board member since 11/13/02	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT  61

Board Members and Officers (continued)

Board Member Affiliated with the Investment Manager*

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 50	Board member since 11/7/01, Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Chief Executive Officer, U.S. Asset Management & President — Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2008-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

62  COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund’s other officers are:

Fund Officers

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
J. Kevin Connaughton One Financial Center Boston, MA 02111 Age 46	President since 5/1/10	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 (previously Senior Vice President and Chief Financial Officer, June 2008 — January 2009); President, Atlantic Funds and Nations Funds since 2009; Managing Director of Columbia Management Advisors, LLC, December 2004 — April 2010; Treasurer, Columbia Funds, October 2003 — May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 — December 2006

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 45	Vice President since 12/5/06	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009 — April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009 and Vice President — Operations and Compliance, 2004-2006); Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Michael G. Clarke One Financial Center Boston, MA 02111 Age 41	Chief Financial Officer since 1/12/11	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisers, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT  63

Board Members and Officers (continued)

Fund Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Vice President, General Counsel and Secretary since 12/5/06	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Senior Vice President, Secretary and Chief Legal Officer, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Michael A. Jones 100 Federal Street Boston, MA 02110 Age 51	Vice President since 5/1/10	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007 — April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006 — April 2010; former Co-President and Senior Managing Director, Robeco Investment Management

Colin Moore One Financial Center Boston, MA 02111 Age 52	Vice President since 5/1/10	Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007- April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007

Linda Wondrack One Financial Center Boston, MA 02111 Age 46	Chief Compliance Officer since 5/1/10	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds since 2007; Senior Vice President and Chief Compliance Officer, Atlantic Funds and Nations Funds since 2007; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005 — April 2010

64  COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT

Fund Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Neysa M. Alecu 2934 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Money Laundering Prevention Officer since 11/9/05 and Identity Theft Prevention Officer since 2008	Vice President — Compliance, Ameriprise Financial, Inc. since 2008; Anti-Money Laundering Officer and Identity Theft Prevention Officer, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Anti-Money Laundering Officer, Ameriprise Financial, Inc. since 2005; Compliance Director, Ameriprise Financial, Inc., 2004-2008

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT  65

Approval of Investment Management Services Agreement

In September 2010, in connection with various initiatives to integrate the legacy Columbia Funds and legacy RiverSource Funds, for which Columbia Management Investment Advisers, LLC (CMIA) serves as investment manager, the Fund’s Board of Directors (the Board) approved, subject to approval by shareholders, an amended investment management services agreement between the Fund and CMIA (the IMSA). The IMSA is subject to the approval of the Fund’s shareholders at a meeting to be held on February 15, 2011. A discussion regarding the basis for the approval by the Board of the IMSA is set forth under “Proposal 4 — Approve Proposed IMS Agreement — Board Considerations,” in the definitive proxy statement filed with the Securities and Exchange Commission by RiverSource Tax-Exempt Series, Inc., on behalf of the Fund, on December 28, 2010, and is incorporated by reference herein.

66  COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

COLUMBIA AMT-FREE TAX-EXEMPT BOND FUND — 2010 ANNUAL REPORT  67

Columbia AMT-Free Tax-Exempt Bond Fund
(formerly known as RiverSource Tax-Exempt Bond Fund)
P.O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
©2011 Columbia Management Investment Advisers, LLC. All rights reserved.	S-6310 AH (1/11)

Annual Report

RiverSource
Intermediate Tax-Exempt Fund

Annual Report for the Period Ended
November 30, 2010

RiverSource Intermediate Tax-Exempt Fund seeks to provide shareholders with a high level of current income exempt from federal income taxes.

 Not FDIC insured - No bank guarantee - May lose value

Your Fund at a Glance	3

Manager Commentary	5

The Fund’s Long-term Performance	12

Fund Expenses Example	14

Portfolio of Investments	16

Statement of Assets and Liabilities	28

Statement of Operations	29

Statements of Changes in Net Assets	30

Financial Highlights	31

Notes to Financial Statements	34

Report of Independent Registered Public Accounting Firm	48

Federal Income Tax Information	50

Board Members and Officers	52

Proxy Voting	58

In August 2010, the Board of Directors of RiverSource Intermediate Tax-Exempt Fund (the “Fund”) approved a proposal to merge the Fund with and into Columbia Intermediate Municipal Bond Fund. The merger is expected to be a tax-free reorganization for U.S. federal income tax purposes. More information about Columbia Intermediate Municipal Bond Fund and the definitive terms of the proposed merger are included in proxy materials mailed to shareholders who owned shares of the Fund on December 17, 2010. The proxy materials are available at https://www.proxy-direct.com/col22080. If approved at a meeting of shareholders to be held on February 15, 2011, the merger is expected to take place before the end of the second quarter of 2011.

See the Fund’s prospectus for risks associated with investing in the Fund.

2  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT

Your Fund at a Glance

FUND SUMMARY

>	RiverSource Intermediate Tax-Exempt Fund (the Fund) Class A Shares gained 3.83% (excluding sales charge) for the 12 months ended Nov. 30, 2010.

>	The Fund underperformed the Barclays Capital 3-15 Year Blend Municipal Bond Index, which rose 4.53% for the period.

>	The Fund performed in line with the Lipper Intermediate Municipal Debt Funds Index, representing the Fund’s peer group, which increased 4.13% for the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended Nov. 30, 2010)

	1 year	3 years	5 years	10 years
RiverSource Intermediate Tax-Exempt Fund Class A (excluding sales charge)	+3.83%	+3.90%	+3.57%	+4.00%

Barclays Capital 3-15 Year Blend Municipal Bond Index (unmanaged)	+4.53%	+5.53%	+5.12%	+5.29%

Lipper Intermediate Municipal Debt Funds Index (unmanaged)	+4.13%	+4.25%	+4.07%	+4.40%

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 3.00% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT  3

Your Fund at a Glance (continued)

AVERAGE ANNUAL TOTAL RETURNS

at Nov. 30, 2010
Without sales charge	1 year	3 years	5 years	10 years
Class A (inception 11/13/96)	+3.83%	+3.90%	+3.57%	+4.00%

Class B (inception 11/13/96)	+2.85%	+3.06%	+2.79%	+3.22%

Class C (inception 6/26/00)	+2.86%	+3.06%	+2.80%	+3.23%

With sales charge
Class A (inception 11/13/96)	+0.71%	+2.86%	+2.94%	+3.69%

Class B (inception 11/13/96)	-2.15%	+2.11%	+2.43%	+3.22%

Class C (inception 6/26/00)	+1.86%	+3.06%	+2.80%	+3.23%

Class A share performance reflects the maximum sales charge of 3.00%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase.

PORTFOLIO STATISTICS

Weighted average life(1)	9.3 years

Effective duration(2)	6.7 years

(1)	Weighted average life measures a bond’s maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.
(2)	Effective duration measures the sensitivity of a security’s price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

4  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT

Manager Commentary

Effective Oct. 1, 2010, Brian M. McGreevy took over as portfolio manager of RiverSource Intermediate Tax-Exempt Fund from Catherine Stienstra.

Dear Shareholders,

RiverSource Intermediate Tax-Exempt Fund (the Fund) Class A Shares gained 3.83% (excluding sales charge) for the 12 months ended Nov. 30, 2010. The Fund underperformed the Barclays Capital 3-15 Year Blend Municipal Bond Index (Barclays Capital Index), which rose 4.53% for the period. The Fund performed in line with the Lipper Intermediate Municipal Debt Funds Index, representing the Fund’s peer group, which increased 4.13% for the same time frame.

Significant performance factors
Generating healthy positive absolute returns, the tax-exempt fixed income market nevertheless experienced volatility during the annual period.

Following a modest correction in late 2009 and early 2010, the tax-exempt fixed income market rallied, with yields falling from April through mid-August 2010. In the intermediate segment of the market, five-year AAA municipal bond yields fell from a high of 1.92% in April to a low of 1.28% in August, while the 15-year AAA municipal bond yield declined from 3.84% to 3.20% over the same time period. Flows

TOP TEN STATES(1) (at Nov. 30, 2010)

Texas	13.8%

New York	9.7%

California	8.8%

Massachusetts	8.3%

North Carolina	6.6%

New Jersey	6.3%

Minnesota	4.6%

Missouri	4.5%

Washington	4.3%

Georgia	4.0%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT  5

Manager Commentary (continued)

into municipal bond mutual funds were strong, totaling more than $35 billion, during these months. Individual investors increased their holdings in municipal bonds as well — by approximately $50 billion. Such demand was driven by several factors, including absolute values offered relative to other fixed income sectors, anticipation of higher marginal personal income tax rates on the state and local levels, the possibility that the Bush tax cuts on the top two federal tax brackets may expire, and improving market fundamentals. Indeed, these factors seemed to override negative headlines about the overall credit quality of state and local issuers, ongoing budgetary pressures and talk of defaults.

Then, from mid-August through the end of the annual period in November, the tax-exempt bond market experienced a correction as technicals became less favorable. Investment flows turned negative as demand waned, and supply built up significantly. In turn, municipal bond yields rose. Given this municipal bond market correction in the last months of the annual period, yields on intermediate-maturity tax-exempt bonds ended November 2010 virtually unchanged from those at the start of the fiscal year. Across the tax-exempt bond yield curve, lower-quality, higher-yielding municipal bonds outperformed their higher-quality, lower-yielding counterparts during the annual period overall.

QUALITY BREAKDOWN(1) (at Nov. 30, 2010)

AAA rating	21.6%

AA rating	33.8%

A rating	30.8%

BBB rating	8.1%

Non-investment grade	5.7%

(1)	Percentages indicated are based upon total fixed income securities (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

Ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor’s rating is used to determine the credit quality of a security. Standard and Poor’s rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor’s doesn’t rate a security, then Moody’s rating is used. Columbia Management Investment Advisers, LLC (the Investment Manager) rates a security using an internal rating system when Moody’s doesn’t provide a rating. Ratings for 5.5% of the bond portfolio assets were determined through internal analysis.

6  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT

The Build America Bond (BAB) program was one of the major influences on the shift in the tax-exempt bond market’s supply/demand balance during the annual period. The BAB program, introduced via the American Recovery and Reinvestment Act (ARRA), authorized state and local governments to issue BABs as taxable bonds in 2009 and 2010 to finance any capital expenditures for which they otherwise could issue tax-exempt government bonds. State and local governments receive a direct federal subsidy payment for a portion of their borrowing costs on BABs equal to 35% of the total coupon interest paid to investors. This reimbursement of borrowing costs allowed municipalities to borrow more cheaply in the taxable market than in the tax-exempt market, thereby reducing overall tax-exempt issuance through mid-August.

The correction in the tax-exempt bond market in the last months of the annual period was in part due to municipal bond supply building up significantly as issuers came into the market seeking to take advantage of the BAB program prior to its scheduled expiration at the end of December 2010. All told, BABs accounted for more than 25% of total new municipal bond issuance in 2010 year-to-date. Traditional tax-exempt issuance also increased. Concurrently, demand for municipal bonds by both retail buyers and major Wall Street dealers decreased as speculation regarding the potential extension of the BAB program, even if possibly at a reduced subsidy, heightened. The possibility of the Bush tax cuts being extended for all Americans, uncertainty regarding the outcome of the mid-term elections, an uptick in economic growth, signs of firming in the labor market, albeit modest, and the Federal Reserve Board’s (the Fed’s) formal announcement in November of its second round of quantitative easing, whereby it committed to purchase $600 billion of Treasury securities by mid-2011, were all factors that contributed to the sell-off.

Another significant influence on the tax-exempt fixed income market during the annual period was the application of a global rating scale. Moody’s and Fitch, two of the three major credit rating agencies, announced in March a long-anticipated April 2010 launch of a “recalibration” of their ratings for municipal securities, based upon the more broadly-recognized global criteria used for corporate debt. The effect of this change was higher credit quality ratings for many municipal bond issuers, which, in turn, was expected to reduce borrowing costs as

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT  7

Manager Commentary (continued)

these issuers came to market. However, these changes did not take into account current economic fundamentals. Thus, when actual fundamental analysis was prepared, some of these same issuers saw their ratings fall back. The State of Illinois serves as a good example. Before the spring recalibration, the State of Illinois was rated A2 by Moody’s. Upon application of the global rating scale, its rating moved up to AA3 only to be subsequently downgraded to A1 — all within a three-month time period.

Against this backdrop, the Fund benefited during the annual period from its significant allocation to and issue selection within bonds rated BBB and below across a variety of sectors. As indicated, lower-rated credits materially outperformed higher-quality tax-exempt bond for the fiscal year. Within the Fund’s rather neutral allocation to bonds rated AAA compared to the Barclays Capital Index, its holdings in bonds with longer maturities within the intermediate segment of the yield curve added value. Longer-dated municipal bonds outperformed shorter-maturity tax-exempt securities during the annual period.

Having only a modest exposure to State of Illinois bonds contributed positively to the Fund’s results, as budgetary pressures and the state’s ratings downgrade, referred to earlier, caused these bonds to underperform. The Fund’s results were also boosted by having a lesser exposure to state and local general obligation bonds overall than the Barclays Capital Index, as general obligation bonds performed only in line with the Index.

A sizable allocation to hospital bonds buoyed the Fund’s results, as this sector outperformed the Barclays Capital Index during the annual period. However, this was partially offset by issue selection within the health care sector. Conversely, issue selection among State of California bonds proved effective. However, the Fund had a smaller overall exposure to California bonds compared to the Barclays Capital Index, which detracted from performance.

A short Treasury future position, held over the spring and summer months, detracted from the Fund’s results. The position was established as a hedge against rising interest rates, anticipated initially when it appeared that the U.S. economy was emerging from recession in rather robust

8  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT

fashion. However, what materialized was a classic flight to quality on the back of concerns regarding sovereign debt crises in peripheral Europe, Chinese government efforts to cool its economy, financial regulatory reform legislation, the potential impact of the Gulf of Mexico Macondo well disaster, and loss of stimulus-driven momentum in domestic economic data. As investor appetite for risk waned dramatically, U.S. Treasuries rallied, with interest rates moving lower across the yield curve through September 2010.

The Fund also held two distressed issues, which were a drag on its overall performance for the annual period. One of these issues was a continuing care retirement community (CCRC) bond and the other was a special tax bond in Florida.

Changes to the Fund’s portfolio
During the annual period, we adjusted the Fund’s duration as market conditions shifted. For example, the Fund’s duration had shortened somewhat over the spring and summer months, when the tax-exempt bond market rallied. We sought opportunities to lengthen the Fund’s duration a bit as rates rose during the market correction experienced since mid-August. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Early in the annual period, the Fund had somewhat of a “barbell” positioning, with allocations to intermediate municipal bonds at one end and positions in cash and shorter maturity municipal bonds at the other. As the period progressed, the shorter maturity bonds either matured or were sold and proceeds were redeployed toward investments in student loan

In our view, the correction in the tax-exempt fixed income market during the last months of the annual period created some attractive buying opportunities.

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT  9

Manager Commentary (continued)

bonds, transportation bonds, State of California general obligation bonds and health care bonds. Since taking over management of the Fund in early October, we added some additional transportation bonds and an electric utility bond. Overall, through most of the annual period, we increased the Fund’s exposure to bonds rated A and BBB, as we sought to capture the upside of the rally in lower quality bonds.

Our future strategy
In our view, the correction in the tax-exempt fixed income market during the last months of the annual period created some attractive buying opportunities. Given that the tax-exempt bond yield curve was steep at the end of November, meaning that longer-term yields were higher than shorter-term yields, we may particularly seek opportunities over the near term to lock in the higher yields available at the longer-end of the intermediate segment of the yield curve. Our current belief is that after the new issue supply abates, the market should attract greater investor demand once again. After all, the tax-equivalent yields offered by municipal bonds remain compelling, whether or not the Bush tax cuts are extended.

There also remained several other key variables at the end of the annual period that could significantly alter tax-exempt bond market conditions in the coming months. For example, it is not yet known whether the Build America Bond program will be extended past 2010. Also yet to be seen, is how the pace of the U.S. economic growth will fare given the recently-announced second round of quantitative easing by the Fed. The ultimate outcome of these questions may well have a material impact on supply/demand technical factors within the tax-exempt bond market in the months to come. As such, we will not hesitate to adjust the Fund’s duration, yield curve, credit quality and/or sector positioning accordingly.

On the positive side, despite headlines regarding municipal and state budget gaps, the credit quality of the U.S. tax-exempt market generally remained in sound condition during the annual period and the default rate among issuers remained historically low. We do not currently anticipate significant increases in defaults or impairments in the investment-grade rate municipal bond universe any time soon. Still, volatility in rating changes and headline risk in the municipal market due to budgetary pressures are likely to remain high. We will continue to carefully monitor

10  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT

the fundamentals of issuers and their budgets, seeking to avoid bonds issued by those under fiscal or ratings pressures.

Given these market conditions, we believe as strongly as ever that leveraging our strength in individual issue selection will be essential to potential outperformance. One of our competitive advantages is that our team of analysts performs in-depth independent research to acquire deep knowledge and insight. As always, and ever more so in the current environment, deep research resources, a forward-looking investment process and a truly actively managed portfolio are keys, in our view, to meeting the Fund’s investment objective over the long-term. Consistent with the Fund’s investment objective, we will maintain our emphasis on seeking to generate a high level of current income exempt from federal income taxes.

Brian M. McGreevy
Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC* (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

*	Effective May 1, 2010, RiverSource Investments, LLC became known as Columbia Management Investment Advisers, LLC.

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT  11

The Fund’s Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Intermediate Tax-Exempt Fund Class A shares (from 12/1/00 to 11/30/10) as compared to the performance of the Barclays Capital 3-15 Year Blend Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds Index. In comparing the Fund’s Class A shares to these indices, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 3.00%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting riversource.com/funds. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at Nov. 30, 2010
	1 year	3 years	5 years	10 years
RiverSource Intermediate Tax-Exempt Fund (includes sales charge)
Class A Cumulative value of $10,000	$10,071	$10,881	$11,558	$14,363

Average annual total return	+0.71%	+2.86%	+2.94%	+3.69%

Barclays Capital 3-15 Year Blend Municipal Bond Index(1)
Cumulative value of $10,000	$10,453	$11,754	$12,834	$16,746

Average annual total return	+4.53%	+5.53%	+5.12%	+5.29%

Lipper Intermediate Municipal Debt Funds Index(2)
Cumulative value of $10,000	$10,413	$11,331	$12,207	$15,376

Average annual total return	+4.13%	+4.25%	+4.07%	+4.40%

Results for other share classes can be found on page 3.

12  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT

(1)	The Barclays Capital 3-15 Year Blend Municipal Bond Index, an unmanaged index, is a market value-weighted index of investment grade fixed-rate municipal bonds with maturities of 2-17 years. The index is frequently used as a general performance measure of tax-exempt bonds with intermediate maturities. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Lipper Intermediate Municipal Debt Funds Index includes the 30 largest intermediate municipal debt funds tracked by Lipper Inc. The index’s returns include net reinvested dividends.

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT  13

Fund Expenses Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund’s indirect expense from investing in the acquired funds is based on the Fund’s pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund’s most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until Nov. 30, 2010.

Actual Expenses
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT

	Beginning	Ending	Expenses
	account value	account value	paid during		Annualized
	June 1, 2010	Nov. 30, 2010	the period(a)		expense ratio
Class A

Actual(b)	$1,000	$1,009.60	$4.05		.79%

Hypothetical (5% return before expenses)	$1,000	$1,021.45	$4.07		.79%

Class B

Actual(b)	$1,000	$1,005.60	$7.92	(c)	1.55%

Hypothetical (5% return before expenses)	$1,000	$1,017.58	$7.97	(c)	1.55%

Class C

Actual(b)	$1,000	$1,003.80	$7.86		1.54%

Hypothetical (5% return before expenses)	$1,000	$1,017.63	$7.92		1.54%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended Nov. 30, 2010: +0.96% for Class A, +0.56% for Class B and +0.38% for Class C.
(c)	Columbia Management Investment Advisers, LLC (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Jan. 31, 2012, unless sooner terminated at the sole discretion of the Fund’s Board, such that net expenses (excluding fees and expenses of acquired funds) will not exceed 1.54% for Class B. Any amounts waived will not be reimbursed by the Fund. This change is effective Feb. 1, 2011. Had this change been in place for the entire six month period ended Nov. 30, 2010, the actual expenses paid would have been $7.87 and the hypothetical expenses paid would have been $7.92 for Class B.

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT  15

Portfolio of Investments

Nov. 30, 2010
(Percentages represent value of investments compared to net assets)

Investments in Securities

Municipal Bonds (96.9%)
Issue	Coupon	Principal
description(e,f)	rate	amount		Value(a)

Alabama (0.3%)
Alabama Special Care Facilities Financing Authority Revenue Bonds Series 2008A-1
06-01-12	5.000%	$250,000		$264,208

Arizona (2.2%)
Queen Creek Improvement District No. 1 Special Assessment Bonds Series 2006
01-01-14	5.000	500,000		506,690
01-01-18	5.000	500,000		503,195
Salt River Project Agricultural Improvement & Power District Revenue Bonds Series 2009A
01-01-22	5.000	1,000,000		1,113,760

Total				2,123,645

California (8.5%)
California Housing Finance Agency Revenue Bonds Home Mortgage Series 2006H (FGIC) A.M.T.
08-01-30	5.750	315,000		320,100
California Housing Finance Agency Revenue Bonds Home Mortgage Series 2006K A.M.T.
02-01-42	5.500	315,000		320,273
California Housing Finance Agency Revenue Bonds Home Mortgage Series 2007D (FGIC) A.M.T.
08-01-17	4.350	500,000		498,255
California State Department of Water Resources Revenue Bonds Power Supply Series 2008H
05-01-22	5.000	500,000		545,890
City of San Jose Revenue Bonds Series 2007A (AMBAC) A.M.T.
03-01-16	5.000	375,000		408,649
City of Vernon Revenue Bonds Series 2009A
08-01-21	5.125	1,000,000		1,028,400
County of Sacramento Revenue Bonds Series 2009B
07-01-24	5.000	1,000,000		1,025,980
Southern California Public Power Authority Revenue Bonds Windy Flats Project1 Series 2010
07-01-30	5.000	875,000	(h)	898,433
State of California Unlimited General Obligation Bonds Various Purpose Series 2009
04-01-22	5.250	1,000,000		1,058,000
State of California Unlimited General Obligation Bonds Various Purpose Series 2010
03-01-25	5.000	1,000,000		1,007,290
State of California Unlimited General Obligation Refunding Bonds Series 2009A
07-01-21	5.250	1,000,000		1,106,510

Total				8,217,780

Colorado (2.7%)
Baptist Road Rural Transportation Authority Revenue Bonds Series 2007
12-01-17	4.800	495,000		411,736

See accompanying Notes to Portfolio of Investments.

16  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT

Municipal Bonds (continued)
Issue	Coupon	Principal
description(e,f)	rate	amount		Value(a)

Colorado (cont.)
Colorado Health Facilities Authority Revenue Bonds Evangelical Lutheran Series 2005
06-01-23	5.250%	$500,000		$509,415
North Range Metropolitan District No. 1 Limited General Obligation Refunding Bonds Series 2007 (ACA)
12-15-15	5.000	365,000		347,181
12-15-17	5.000	350,000		323,680
North Range Metropolitan District No. 2 Limited Tax General Obligation Bonds Series 2007
12-15-14	5.500	555,000		548,079
Regional Transportation District Certificate of Participation Series 2010A
06-01-25	5.000	500,000	(i)	500,750

Total				2,640,841

District of Columbia (1.9%)
District of Columbia Water & Sewer Authority Revenue Bonds Series 2009A
10-01-24	5.000	1,000,000		1,068,520
Metropolitan Washington Airports Authority Refunding Revenue Bonds Series 2007A (AMBAC) A.M.T.
10-01-22	4.750	750,000		758,993

Total				1,827,513

Florida (1.2%)
Sterling Hill Community Development District Special Assessment Bonds Series 2003B
11-01-10	5.500	155,000	(b,h)	108,423
Village Center Community Development District Revenue Bonds Subordinated Series 2003B
01-01-18	6.350	1,000,000		1,006,310

Total				1,114,733

Georgia (3.9%)
Appling County Development Authority Revenue Bonds Georgia Power Co. Plant Hatch Project Series 2006 (AMBAC)
07-01-16	4.400	500,000		510,265
Gwinnett County Water & Sewerage Authority Revenue Bonds Series 2008
08-01-19	5.000	1,000,000		1,173,080
State of Georgia Unlimited General Obligation Bonds Series 2007G
12-01-17	5.000	1,750,000		2,094,890

Total				3,778,235

Illinois (0.1%)
Illinois Finance Authority Revenue Bonds Sedgebrook, Inc. Facility Series 2007A
11-15-12	5.50	500,000	(b,c,h)	139,600

Indiana (1.3%)
Indiana Finance Authority Refunding Revenue Bonds Clarian Health Obligation Group Series 2006B
02-15-24	5.000	1,000,000		1,003,110
Purdue University Revenue Bonds Student Facilities System Series 2009A
07-01-21	5.000	200,000		224,404

Total				1,227,514

Iowa (1.4%)
City of Coralville Tax Allocation Bonds Tax Increment Series 2007C
06-01-17	5.000	730,000		804,343

See accompanying Notes to Portfolio of Investments.

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT  17

Portfolio of Investments (continued)

Municipal Bonds (continued)
Issue	Coupon	Principal
description(e,f)	rate	amount	Value(a)

Iowa (cont.)
Iowa Finance Authority Revenue Bonds Iowa State Revolving Fund Series 2008
08-01-20	5.250%	$500,000	$585,580

Total			1,389,923

Kansas (1.1%)
City of Salina Improvement Refunding Revenue Bonds Salina Regional Health Series 2006
10-01-22	5.000	500,000	514,460
University of Kansas Hospital Authority Improvement Refunding Revenue Bonds Kansas University Health System Series 2006
09-01-23	5.000	500,000	524,130

Total			1,038,590

Louisiana (0.6%)
Louisiana State Citizens Property Insurance Corp. Revenue Bonds Series 2006B (AMBAC)
06-01-16	5.000	500,000	538,880

Massachusetts (8.1%)
Commonwealth of Massachusetts Limited General Obligation Bonds Consolidated Loan Series 2002C (NPFGC/FGIC)
11-01-14	5.500	2,000,000	2,313,220
Massachusetts Educational Financing Authority Revenue Bonds Issue I Series 2010B A.M.T.
01-01-23	5.500	500,000	507,470
Massachusetts Health & Educational Facilities Authority Revenue Bonds Harvard University Series 2009A
11-15-19	5.250	1,000,000	1,193,590
Massachusetts Health & Educational Facilities Authority Revenue Bonds Massachusetts Institute of Technology Series 2009O
07-01-26	5.000	500,000	546,790
Massachusetts Port Authority Refunding Revenue Bonds Series 2007D (AGM)
07-01-17	5.000	500,000	568,820
Massachusetts Port Authority Revenue Bonds Series 2010A
07-01-25	5.000	1,500,000	1,617,179
Massachusetts State Water Pollution Abatement Revenue Bonds State Revolving Fund Series 2009-14
08-01-24	5.000	1,000,000	1,110,650

Total			7,857,719

Michigan (2.8%)
Michigan Municipal Bond Authority Revenue Bonds Clean Water Revolving Fund Series 2001
10-01-20	5.000	1,500,000	1,547,325
Michigan State Housing Development Authority Revenue Bonds Series 2007A A.M.T.
12-01-28	5.500	375,000	375,049
Wayne County Airport Authority Revenue Bonds Detroit Metropolitan Airport Series 2005 (NPFGC) A.M.T.
12-01-19	4.750	750,000	739,800

Total			2,662,174

Minnesota (4.4%)
City of Minneapolis Revenue Bonds Fairview Health Services Series 2008A
11-15-18	6.000	1,000,000	1,110,599

See accompanying Notes to Portfolio of Investments.

18  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT

Municipal Bonds (continued)
Issue	Coupon	Principal
description(e,f)	rate	amount	Value(a)

Minnesota (cont.)
City of St. Louis Park Revenue Bonds Park Nicollet Health Services Series 2008C
07-01-23	5.500%	$750,000	$793,523
Minnesota Higher Education Facilities Authority Revenue Bonds St. John’s University 6th Series 2008U
10-01-18	4.000	225,000	239,582
St. Paul Housing & Redevelopment Authority Revenue Bonds Allina Health Systems Series 2007A (NPFGC)
11-15-22	5.000	1,025,000	1,056,108
St. Paul Housing & Redevelopment Authority Revenue Bonds HealthPartners Obligation Group Project Series 2006
05-15-23	5.250	500,000	502,370
State of Minnesota Unlimited General Obligation Bonds Series 2008C
08-01-19	5.000	500,000	595,365

Total			4,297,547

Missouri (4.4%)
City of Kansas City Tax Allocation Bonds Kansas City MainCor Project Series 2007A
03-01-12	5.000	295,000	297,257
Kirkwood Industrial Development Authority Revenue Bonds Aberdeen Heights Series 2010C-2
11-15-15	7.000	500,000	502,650
Missouri Highway & Transportation Commission Revenue Bonds 2nd Lien Series 2007
05-01-17	5.000	1,000,000	1,188,560
Missouri Joint Municipal Electric Utility Commission Revenue Bonds IATAN 2 Project Series 2009A
01-01-17	4.500	1,000,000	1,077,660
Missouri State Health & Educational Facilities Authority Revenue Bonds Washington University Series 2008A
03-15-18	5.250	1,000,000	1,200,970

Total			4,267,097

Nebraska (2.9%)
Elkhorn School District Unlimited General Obligation Bonds Series 2009
06-15-19	5.375	500,000	535,435
Municipal Energy Agency of Nebraska Refunding Revenue Bonds Series 2009A (BHAC)
04-01-21	5.000	750,000	839,325
Nebraska Public Power District Revenue Bonds Series 2008B
01-01-20	5.000	570,000	626,231
University of Nebraska Revenue Bonds Lincoln Student Fees & Facilities Series 2009A
07-01-23	5.000	700,000	770,266

Total			2,771,257

New Hampshire (0.3%)
New Hampshire Business Finance Authority Revenue Bonds Public Service Co. of New Hampshire Project Series 2006B (NPFGC) A.M.T.
05-01-21	4.750	250,000	245,100

See accompanying Notes to Portfolio of Investments.

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT  19

Portfolio of Investments (continued)

Municipal Bonds (continued)
Issue	Coupon	Principal
description(e,f)	rate	amount	Value(a)

New Jersey (6.2%)
New Jersey Economic Development Authority Revenue Bonds Cigarette Tax Series 2004
06-15-18	5.625%	$510,000	$510,194
New Jersey Economic Development Authority Revenue Bonds MSU Student Housing Project Series 2010
06-01-21	5.000	1,000,000	989,540
New Jersey Health Care Facilities Financing Authority Revenue Bonds South Jersey Hospital Series 2006
07-01-20	5.000	1,050,000	1,098,857
New Jersey Higher Education Assistance Authority Refunding Revenue Bonds Series 2010-1A
12-01-25	5.000	1,000,000	997,910
New Jersey Transportation Trust Fund Authority Revenue Bonds Transportation System Series 2010D
12-15-23	5.250	1,000,000	1,083,860
State of New Jersey Certification of Participation Equipment Lease Purchase Series 2008A
06-15-23	5.000	1,000,000	1,046,760
Tobacco Settlement Financing Corp. Prerefunded Revenue Bonds Series 2003
06-01-41	7.000	225,000	259,540

Total			5,986,661

New York (9.5%)
Metropolitan Transportation Authority Revenue Bonds Series 2009A
11-15-26	5.300	710,000	771,358
New York City Industrial Development Agency Revenue Bonds Queens Baseball Stadium Pilot Series 2006 (AMBAC)
01-01-23	5.000	500,000	479,820
New York City Industrial Development Agency Revenue Bonds Terminal One Group Association Project Series 2005 A.M.T.
01-01-21	5.500	500,000	513,565
New York State Energy Research & Development Authority Revenue Bonds New York State Electric & Gas Series 1985 (NPFGC)
03-15-15	4.100	1,160,000	1,166,844
New York State Thruway Authority Revenue Bonds Series 2005F (AMBAC)
01-01-17	5.000	1,000,000	1,108,000
New York State Thruway Authority Revenue Bonds Series 2007H (NPFGC/FGIC)
01-01-23	5.000	1,500,000	1,587,915
New York State Urban Development Corp. Revenue Bonds Series 2002C
01-01-11	5.000	1,375,000	1,380,208
Port Authority of New York & New Jersey Revenue Bonds Consolidated 138th Series 2004 (NPFGC/FGIC) A.M.T.
12-01-12	5.000	785,000	840,719
Tobacco Settlement Financing Corp. Asset-Backed Revenue Bonds Series 2003A-1
06-01-19	5.500	1,250,000	1,342,725

Total			9,191,154

North Carolina (6.4%)
Cape Fear Public Utility Authority Revenue Bonds Series 2008
08-01-20	5.000	800,000	910,152

See accompanying Notes to Portfolio of Investments.

20  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT

Municipal Bonds (continued)
Issue	Coupon	Principal
description(e,f)	rate	amount	Value(a)

North Carolina (cont.)
City of Charlotte Revenue Bonds Water & Sewer Series 2008
07-01-26	5.000%	$1,250,000	$1,360,038
North Carolina Eastern Municipal Power Agency Revenue Bonds Series 2009B
01-01-26	5.000	1,000,000	1,036,279
North Carolina Housing Finance Agency Revenue Bonds Series 2006A-26 A.M.T.
01-01-38	5.500	150,000	157,554
North Carolina Municipal Power Agency No. 1 Prerefunded Revenue Bonds Series 2003A Escrowed to Maturity
01-01-11	5.500	410,000	411,839
01-01-12	5.500	650,000	684,131
North Carolina Municipal Power Agency No. 1 Unrefunded Revenue Bonds Series 2003A
01-01-11	5.500	100,000	100,416
01-01-12	5.500	350,000	366,695
State of North Carolina Unlimited General Obligation Refunding Bonds Series 2005B
04-01-17	5.000	1,000,000	1,190,000

Total			6,217,104

North Dakota (0.8%)
County of Ward Revenue Bonds Trinity Obligated Group Series 2006
07-01-15	5.250	750,000	806,460

Ohio (0.5%)
County of Miami Improvement Refunding Revenue Bonds Upper Valley Medical Center Series 2006
05-15-21	5.250	500,000	515,275

Oklahoma (1.4%)
Cleveland County Justice Authority Revenue Bonds Detention Facility Project Series 2009A
03-01-15	5.000	1,260,000	1,369,519

Oregon (1.2%)
Oregon State Department of Administrative Services Revenue Bonds Series 2009A
04-01-24	5.250	1,000,000	1,115,050

South Carolina (0.1%)
Tobacco Settlement Revenue Management Authority Revenue Bonds Series 2001B
05-15-22	6.000	100,000	102,629

Texas (13.4%)
Central Texas Regional Mobility Authority Revenue Bonds Senior Lien Series 2010
01-01-19	5.750	750,000	803,475
01-01-20	5.750	1,250,000	1,319,600
City of Arlington Revenue Bonds Series 2009
06-01-19	4.000	955,000	1,037,483
Conroe Independent School District Unlimited General Obligation Bonds School Building Series 2009A
02-15-25	5.250	1,135,000	1,217,139
Dallas County Community College District Limited General Obligation Bonds Series 2009
02-15-20	5.000	750,000	868,313
Dripping Springs Independent School District Unlimited General Obligation Bonds School Building Series 2008 (Permanent School Fund Guarantee)
02-15-26	5.000	1,000,000	1,074,910

See accompanying Notes to Portfolio of Investments.

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT  21

Portfolio of Investments (continued)

Municipal Bonds (continued)
Issue	Coupon	Principal
description(e,f)	rate	amount	Value(a)

Texas (cont.)
Lewisville Independent School District Unlimited General Obligation Bonds School Building Series 2009
08-15-21	5.000%	$1,000,000	$1,123,840
Southwest Higher Education Authority Revenue Bonds Southern Methodist University Project Series 2009
10-01-26	5.000	1,000,000	1,070,690
Spring Independent School District Unlimited General Obligation Bonds Schoolhouse Series 2009 (Permanent School Fund Guarantee)
08-15-21	5.000	750,000	847,170
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds Buckner Retirement Services, Inc. Project Series 2007
11-15-11	5.000	750,000	770,235
University of Houston Refunding Revenue Bonds Series 2009
02-15-21	5.000	1,000,000	1,111,670
Uptown Development Authority Tax Allocation Bonds Infrastructure Improvement Facilities Series 2009
09-01-22	5.000	750,000	731,085
West Harris County Regional Water Authority Revenue Bonds Series 2009
12-15-25	5.000	1,000,000	1,045,860

Total			13,021,470

Virginia (3.5%)
Tobacco Settlement Financing Corp. Asset-Backed Revenue Bonds Series 2005
06-01-26	5.500	500,000	559,035
Virginia College Building Authority Revenue Bonds Public Higher Education Financing Program Series 2009A
09-01-24	5.000	1,000,000	1,091,800
Virginia Resources Authority Revenue Bonds State Revolving Fund Series 2009
10-01-22	5.000	500,000	568,485
Virginia Resources Authority Revenue Bonds State Revolving Fund Subordinated Series 2008
10-01-19	5.000	1,000,000	1,168,740

Total			3,388,060

Washington (4.2%)
Energy Northwest Revenue Bonds Columbia Generating Station Series 2007D
07-01-22	5.000	1,000,000	1,093,980
Ocean Shores Local Improvement District Special Assessment Bonds B.A.N. No. 2007-1 Series 2008
08-01-11	5.000	1,000,000	1,012,620
State of Washington Unlimited General Obligation Bonds Series 2007A
07-01-21	5.000	700,000	774,270
State of Washington Unlimited General Obligation Bonds Series 2008D
01-01-20	5.000	1,000,000	1,134,990

Total			4,015,860

Wisconsin (1.6%)
State of Wisconsin Revenue Bonds Series 2009A
05-01-22	5.000	1,000,000	1,093,580

See accompanying Notes to Portfolio of Investments.

22  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT

Municipal Bonds (continued)
Issue	Coupon	Principal
description(e,f)	rate	amount		Value(a)

Wisconsin (cont.)
Wisconsin Health & Educational Facilities Authority Revenue Bonds St. Johns Communities, Inc. Series 2009C-2
09-15-14	5.400%	$500,000		$491,899

Total				1,585,479

Total Municipal Bonds
(Cost: $90,358,185)				$93,717,077

Municipal Notes (0.6%)
		Amount
Issue	Effective	payable at
description(e,f,g)	yield	maturity		Value(a)

California (0.1%)
Irvine Ranch Water District Unlimited General Obligation Bonds Improvement District V.R.D.N. Series 2009B (Bank of America)
10-01-41	0.260%	$100,000		$100,000

South Carolina (0.5%)
South Carolina Educational Facilities Authority Revenue Bonds Furman University V.R.D.N. Series 2006B (Wells Fargo Bank)
10-01-39	0.280	500,000		500,000

Total Municipal Notes
(Cost: $600,000)				$600,000

Money Market Fund (1.9%)
		Shares		Value(a)

JPMorgan Tax-Free Money Market Fund,
0.030%		1,798,271	(d)	$1,798,271

Total Money Market Fund
(Cost: $1,798,271)				$1,798,271

Total Investments in Securities
(Cost: $92,756,456)(j)				$96,115,348

Notes to Portfolio of Investments

(a)	Securities are valued by using policies described in Note 2 to the financial statements.

(b)	Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c)	Issuer is in bankruptcy.

(d)	The rate shown is the seven-day current annualized yield at Nov. 30, 2010.

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT  23

Portfolio of Investments (continued)

Notes to Portfolio of Investments (continued)

(e)	The following abbreviations may be used in the portfolio security descriptions to identify the insurer and/or guarantor of the issue:

ACA	— ACA Financial Guaranty Corporation
AGCP	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal Corporation
AMBAC	— Ambac Assurance Corporation
BHAC	— Berkshire Hathaway Assurance Corporation
BIG	— Bond Investors Guarantee
BNY	— Bank of New York
CGIC	— Capital Guaranty Insurance Company
CIFG	— IXIS Financial Guaranty
FGIC	— Financial Guaranty Insurance Company
FHA	— Federal Housing Authority
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
MGIC	— Mortgage Guaranty Insurance Corporation
NPFGC	— National Public Finance Guarantee Corporation
TCRS	— Transferable Custodial Receipts
XLCA	— XL Capital Assurance

(f)	The following abbreviations may be used in the portfolio descriptions:

A.M.T.	— Alternative Minimum Tax — At Nov. 30, 2010, the value of securities subject to alternative minimum tax represented 5.88% of net assets.
B.A.N.	— Bond Anticipation Note
C.P.	— Commercial Paper
R.A.N.	— Revenue Anticipation Note
T.A.N.	— Tax Anticipation Note
T.R.A.N.	— Tax & Revenue Anticipation Note
V.R.	— Variable Rate
V.R.D.B.	— Variable Rate Demand Bond
V.R.D.N.	— Variable Rate Demand Note

(g)	The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on Nov. 30, 2010.

24  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

(h)	Identifies issues considered to be illiquid as to their marketability (see Note 2 to the financial statements). The aggregate value of such securities at Nov. 30, 2010 was $1,146,456, representing 1.19% of net assets. Information concerning such security holdings at Nov. 30, 2010 was as follows:

	Acquisition
Security	dates	Cost
Illinois Finance Authority Revenue Bonds Sedgebrook, Inc. Facility Series 2007A 5.50% 2012	08-09-07	$501,975
Southern California Public Power Authority Revenue Bonds Windy Flats Project1 Series 2010 5.00% 2030	11-17-10	866,250
Sterling Hill Community Development District Special Assessment Bonds Series 2003B 5.50% 2010	10-23-03	154,112

(i)	At Nov. 30, 2010, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $494,915. See Note 2 to the financial statements.

(j)	At Nov. 30, 2010, the cost of securities for federal income tax purposes was $93,233,531 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$3,721,812
Unrealized depreciation	(839,995)

Net unrealized appreciation	$2,881,817

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT  25

Portfolio of Investments (continued)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may

26  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT

Fair Value Measurements (continued)

include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of Nov. 30, 2010:

	Fair value at Nov. 30, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets	inputs(b)	inputs	Total
Bonds
Municipal Bonds	$—	$93,717,077	$—	$93,717,077

Total Bonds	—	93,717,077	—	93,717,077

Other
Municipal Notes	—	600,000	—	600,000
Unaffiliated Money Market Fund(c)	1,798,271	—	—	1,798,271

Total Other	1,798,271	600,000	—	2,398,271

Total	$1,798,271	$94,317,077	$—	$96,115,348

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at Nov. 30, 2010.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT  27

Statement of Assets and Liabilities
Nov. 30, 2010

Assets
Investments in securities, at value (identified cost $90,958,185)	$94,317,077
Money market fund (identified cost $1,798,271)	1,798,271

Total investments in securities (identified cost $92,756,456)	96,115,348
Receivable from Investment Manager	648
Capital shares receivable	2,778
Accrued interest receivable	1,389,086
Receivable for investment securities sold	26,037

Total assets	97,533,897

Liabilities
Disbursements in excess of cash	4,263
Dividends payable to shareholders	69,882
Capital shares payable	145,480
Payable for investment securities purchased	495,373
Accrued investment management services fees	1,033
Accrued distribution fees	842
Accrued transfer agency fees	3,871
Accrued administrative services fees	185
Other accrued expenses	68,827

Total liabilities	789,756

Net assets applicable to outstanding capital stock	$96,744,141

Represented by
Capital stock — $.01 par value	$183,352
Additional paid-in capital	94,475,938
Excess of distributions over net investment income	(1,826)
Accumulated net realized gain (loss)	(1,272,215)
Unrealized appreciation (depreciation) on investments	3,358,892

Total — representing net assets applicable to outstanding capital stock	$96,744,141

Net asset value per share
	Net assets	Shares outstanding	Net asset value per share
Class A	$87,955,400	16,668,088	$5.28	(1)
Class B	$1,977,524	375,326	$5.27
Class C	$6,811,217	1,291,810	$5.27

(1)	The maximum offering price per share for Class A is $5.44. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

28  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT

Statement of Operations
Year ended Nov. 30, 2010

Investment income
Income:
Interest	$4,013,952
Income distributions from money market fund	534

Total income	4,014,486

Expenses:
Investment management services fees	375,256
Distribution fees
Class A	218,162
Class B	29,616
Class C	59,932
Transfer agency fees
Class A	62,412
Class B	2,330
Class C	4,385
Administrative services fees	67,354
Compensation of board members	2,778
Custodian fees	4,647
Printing and postage	35,635
Registration fees	48,540
Professional fees	31,210
Other	8,771

Total expenses	951,028
Expenses waived/reimbursed by the Investment Manager and its affiliates	(123,521)

Total net expenses	827,507

Investment income (loss) — net	3,186,979

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Security transactions	48,303
Futures contracts	(485,226)

Net realized gain (loss) on investments	(436,923)
Net change in unrealized appreciation (depreciation) on investments	677,350

Net gain (loss) on investments	240,427

Net increase (decrease) in net assets resulting from operations	$3,427,406

The accompanying Notes to Financial Statements are an integral part of this statement.

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT  29

Statements of Changes in Net Assets

Year ended Nov. 30,	2010	2009
Operations and distributions
Investment income (loss) — net	$3,186,979	$2,958,058
Net realized gain (loss) on investments	(436,923)	(137,365)
Net change in unrealized appreciation (depreciation) on investments	677,350	6,742,206

Net increase (decrease) in net assets resulting from operations	3,427,406	9,562,899

Distributions to shareholders from:
Net investment income
Class A	(2,952,465)	(2,740,889)
Class B	(77,749)	(120,894)
Class C	(157,638)	(98,283)

Total distributions	(3,187,852)	(2,960,066)

Capital share transactions
Proceeds from sales
Class A shares	16,572,615	26,447,761
Class B shares	194,693	768,543
Class C shares	2,590,208	2,574,059
Reinvestment of distributions at net asset value
Class A shares	2,428,951	2,334,360
Class B shares	68,524	106,042
Class C shares	149,758	90,536
Conversions from Class B to Class A
Class A shares	1,116,653	1,028,657
Class B shares	(1,116,653)	(1,028,657)
Payments for redemptions
Class A shares	(16,448,071)	(19,261,264)
Class B shares	(715,084)	(1,457,107)
Class C shares	(686,123)	(477,435)

Increase (decrease) in net assets from capital share transactions	4,155,471	11,125,495

Total increase (decrease) in net assets	4,395,025	17,728,328
Net assets at beginning of year	92,349,116	74,620,788

Net assets at end of year	$96,744,141	$92,349,116

Excess of distributions over net investment income	$(1,826)	$(953)

The accompanying Notes to Financial Statements are an integral part of this statement.

30  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for periods shown. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Class A	Year ended Nov. 30,
Per share data	2010	2009	2008	2007	2006
Net asset value, beginning of period	$5.26	$4.87	$5.22	$5.33	$5.29

Income from investment operations:
Net investment income (loss)	.18	.18	.18	.19	.17
Net gains (losses) (both realized and unrealized)	.02	.39	(.35)	(.12)	.07

Total from investment operations	.20	.57	(.17)	.07	.24

Less distributions:
Dividends from net investment income	(.18)	(.18)	(.18)	(.18)	(.17)
Distributions from realized gains	—	—	—	—	(.03)

Total distributions	(.18)	(.18)	(.18)	(.18)	(.20)

Net asset value, end of period	$5.28	$5.26	$4.87	$5.22	$5.33

Total return	3.83%	11.82%	(3.39% )	1.46%	4.72%

Ratios to average net assets(a)
Gross expenses prior to expense waiver/reimbursement (including interest and fee expense)(b)	.92%	.94%	.96%	.95%	.92%

Net expenses after expense waiver/reimbursement (including interest and fee expense)(b)(c)	.79%	.79%	.79%	.80%	.79%

Gross expenses prior to expense waiver/reimbursement (excluding interest and fee expense)	.92%	.94%	.96%	.94%	.92%

Net expenses after expense waiver/reimbursement (excluding interest and fee expense)(c)	.79%	.79%	.79%	.79%	.79%

Net investment income (loss)	3.38%	3.46%	3.50%	3.53%	3.32%

Supplemental data
Net assets, end of period (in millions)	$88	$84	$68	$65	$79

Portfolio turnover rate	9%	26%	36%	53%	35%

See accompanying Notes to Financial Highlights.

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT  31

Financial Highlights (continued)

Class B	Year ended Nov. 30,
Per share data	2010	2009	2008	2007	2006
Net asset value, beginning of period	$5.26	$4.87	$5.22	$5.32	$5.28

Income from investment operations:
Net investment income (loss)	.14	.14	.14	.14	.13
Net gains (losses) (both realized and unrealized)	.01	.39	(.35)	(.09)	.07

Total from investment operations	.15	.53	(.21)	.05	.20

Less distributions:
Dividends from net investment income	(.14)	(.14)	(.14)	(.15)	(.13)
Distributions from realized gains	—	—	—	—	(.03)

Total distributions	(.14)	(.14)	(.14)	(.15)	(.16)

Net asset value, end of period	$5.27	$5.26	$4.87	$5.22	$5.32

Total return	2.85%	10.97%	(4.10% )	.88%	3.93%

Ratios to average net assets(a)
Gross expenses prior to expense waiver/reimbursement (including interest and fee expense)(b)	1.67%	1.68%	1.70%	1.71%	1.69%

Net expenses after expense waiver/reimbursement (including interest and fee expense)(b)(c)	1.55%	1.55%	1.55%	1.55%	1.55%

Gross expenses prior to expense waiver/reimbursement (excluding interest and fee expense)	1.67%	1.68%	1.70%	1.70%	1.69%

Net expenses after expense waiver/reimbursement (excluding interest and fee expense)(c)	1.55%	1.55%	1.55%	1.55%	1.55%

Net investment income (loss)	2.62%	2.71%	2.77%	2.76%	2.54%

Supplemental data
Net assets, end of period (in millions)	$2	$4	$5	$7	$10

Portfolio turnover rate	9%	26%	36%	53%	35%

See accompanying Notes to Financial Highlights.

32  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT

Class C	Year ended Nov. 30,
Per share data	2010	2009	2008	2007	2006
Net asset value, beginning of period	$5.26	$4.87	$5.22	$5.32	$5.28

Income from investment operations:
Net investment income (loss)	.14	.14	.14	.15	.13
Net gains (losses) (both realized and unrealized)	.01	.39	(.35)	(.10)	.07

Total from investment operations	.15	.53	(.21)	.05	.20

Less distributions:
Dividends from net investment income	(.14)	(.14)	(.14)	(.15)	(.13)
Distributions from realized gains	—	—	—	—	(.03)

Total distributions	(.14)	(.14)	(.14)	(.15)	(.16)

Net asset value, end of period	$5.27	$5.26	$4.87	$5.22	$5.32

Total return	2.86%	10.98%	(4.10% )	.88%	3.93%

Ratios to average net assets(a)
Gross expenses prior to expense waiver/reimbursement (including interest and fee expense)(b)	1.67%	1.70%	1.71%	1.70%	1.69%

Net expenses after expense waiver/reimbursement (including interest and fee expense)(b)(c)	1.54%	1.54%	1.54%	1.55%	1.55%

Gross expenses prior to expense waiver/reimbursement (excluding interest and fee expense)	1.67%	1.70%	1.71%	1.69%	1.69%

Net expenses after expense waiver/reimbursement (excluding interest and fee expense)(c)	1.54%	1.54%	1.54%	1.54%	1.55%

Net investment income (loss)	2.63%	2.70%	2.76%	2.77%	2.55%

Supplemental data
Net assets, end of period (in millions)	$7	$5	$2	$3	$4

Portfolio turnover rate	9%	26%	36%	53%	35%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Ratios include interest and fee expense related to the Fund’s participation in certain inverse floater programs, if any. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.

(c)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).

The accompanying Notes to Financial Statements are an integral part of this statement.

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT  33

Notes to Financial Statements

1.	ORGANIZATION

RiverSource Intermediate Tax-Exempt Fund (the Fund) is a series of RiverSource Tax-Exempt Series, Inc. (the Corporation) and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Corporation has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Corporation’s Board of Directors (the Board).

The Fund offers Class A, Class B, and Class C shares.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of estimates
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

34  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT

Valuation of securities
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

Illiquid securities
At Nov. 30, 2010, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Nov. 30, 2010 was $1,146,456 representing 1.19% of net assets. Certain illiquid securities may be valued, in good faith, by management at fair value according to procedures approved by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

Securities purchased on a forward-commitment basis
Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT  35

Notes to Financial Statements (continued)

commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund’s net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Nov. 30, 2010, the Fund has outstanding when-issued securities of $494,915.

Inverse floater program transactions
The Fund may enter into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The trusts fund the purchases of the municipal bonds by issuing short-term floating rate notes to third parties. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (i) to cause the holders of the short-term floating rate notes to tender their notes at par, and (ii) to transfer the municipal bonds from the trusts to the Fund, thereby collapsing the trusts. The municipal bonds transferred to the trust, if any, remain in the Fund’s investments in securities and the related short-term floating rate notes are reflected as Fund liabilities under the caption “Short-term floating rate notes outstanding” in the Statement of Assets and Liabilities. The notes issued by the trusts have interest rates that are multi-modal, which means that they can be reset to a new or different mode at the reset date (e.g., mode can be daily, weekly, monthly, or a fixed specific date) at the discretion of the holder of the inverse floating rate security. The floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date. The income received by the inverse floating rate security holder varies inversely with the short-term rate paid to the floating rate note holders, and in most circumstances the inverse floating rate security holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The inverse floating rate security holder will be subject to greater interest rate risk than if they were to hold the underlying bond because the interest rate is dependent upon both the fixed coupon rate of the underlying bond and the short-term interest rate paid on the floating rate notes. The inverse floating rate security holder is also subject to the credit risk, liquidity risk and market risk associated with the underlying bond. The bonds held by the trusts serve as collateral for the short-term floating rate notes outstanding. Contractual maturities and interest rates of the municipal bonds held in trust, if any, are presented in the Portfolio of Investments. Interest and fee expense related to the short-term floating rate notes, which is accrued daily, is presented in the Statement of Operations and corresponds to an equal increase in interest income from the fixed rate municipal bonds held in trust. At

36  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT

Nov. 30, 2010, and for the year then ended, the Fund had no outstanding short-term floating rate notes.

Guarantees and indemnifications
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes
The Fund’s policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) and tax-exempt ordinary income to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

Dividends to shareholders
Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are normally distributed along with the last income dividend of the calendar year.

Other
Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3.	DERIVATIVE INSTRUMENTS

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT  37

Notes to Financial Statements (continued)

also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the contract between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures contracts
Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts traded on U.S. and foreign exchanges to manage the duration and yield curve exposure of the Fund versus the benchmark (interest rate futures and U.S. Treasury Note futures) and to manage exposure to movements in interest rates (interest rate futures). Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

38  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT

Effects of derivative transactions on the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair values of derivative instruments at Nov. 30, 2010
At Nov. 30, 2010, the fund had no outstanding derivatives.

Effect of derivative instruments in the Statement of Operations for the year ended Nov. 30, 2010

Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts
Interest rate contracts	$(485,226)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts
Interest rate contracts	$68,044

Volume of derivative activity
Futures contracts
At Nov. 30, 2010, the Fund had no outstanding futures contracts. The monthly average gross notional amount for short contracts was $2.7 million for the year ended Nov. 30, 2010.

4.	EXPENSES AND SALES CHARGES

Investment management services fees
Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.39% to 0.25% as the Fund’s net assets increase. The management fee for the year ended Nov. 30, 2010 was 0.39% of the Fund’s average daily net assets.

Administrative services fees
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial, Inc., parent company of the Investment Manager, an annual fee for

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT  39

Notes to Financial Statements (continued)

administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The fee for the year ended Nov. 30, 2010 was 0.07% of the Fund’s average daily net assets.

Other fees
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Nov. 30, 2010, other expenses paid to this company were $163.

Compensation of board members
Under a Deferred Compensation Plan (the Plan), the board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer agency fees
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (the Transfer Agent) is responsible for providing transfer agency services to the Fund.

Prior to Sept. 7, 2010, the Transfer Agent received annual account-based service fees from Class A, Class B and Class C shares that varied by class. In addition, the Transfer Agent charged an annual fee per inactive account and received reimbursement from the Fund for certain out-of-pocket expenses.

Under a new Transfer Agency Agreement effective Sept. 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund subject to an annual limitation (that varies by class) that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid per account fee). The Transfer Agent

40  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT

pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (“IRA”) trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

For the year ended Nov. 30, 2010, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.07%
Class B	0.08
Class C	0.07

Distribution fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund paid a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $103,000 and $54,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of Oct. 31, 2010, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales charges
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $102,015 for Class A, $2,417 for Class B and $567 for Class C for the year ended Nov. 30, 2010.

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT  41

Notes to Financial Statements (continued)

Expenses waived/reimbursed by the Investment Manager and its affiliates
For the year ended Nov. 30, 2010, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were as follows:

Class A	0.79%
Class B	1.55
Class C	1.54

The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A	$18,779
Class B	637
Class C	1,388

The management fees waived/reimbursed at the Fund level were $102,717.

The Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until Jan. 31, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*) will not exceed the following percentage of the class’ average daily net assets:

Class A	0.79%
Class B	1.55
Class C	1.54

Effective Feb. 1, 2011, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until Jan. 31, 2012, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*) will not exceed the following percentage of the class’ average daily net assets:

Class A	0.79%
Class B	1.54
Class C	1.54

*	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

42  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT

5.	SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $12,101,565 and $8,357,556, respectively, for the year ended Nov. 30, 2010. Realized gains and losses are determined on an identified cost basis.

6.	CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated were as follows:

Year ended Nov. 30,	2010	2009
Class A
Sold	3,119,455	5,254,268
Converted from Class B*	208,720	198,966
Reinvested distributions	456,464	454,436
Redeemed	(3,095,110)	(3,789,801)

Net increase (decrease)	689,529	2,117,869

Class B
Sold	36,594	154,065
Reinvested distributions	12,908	20,754
Converted to Class A*	(208,720)	(198,967)
Redeemed	(134,914)	(285,637)

Net increase (decrease)	(294,132)	(309,785)

Class C
Sold	488,695	506,531
Reinvested distributions	28,139	17,587
Redeemed	(129,182)	(94,968)

Net increase (decrease)	387,652	429,150

*	Automatic conversion of Class B shares to Class A shares based on the original purchase date.

7.	BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 14, 2010, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders,

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT  43

Notes to Financial Statements (continued)

provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender’s sole discretion. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to Oct. 14, 2010, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Fund had no borrowings during the year ended Nov. 30, 2010.

8.	FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures contracts and market discount. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid for the years indicated was as follows:

Year ended Nov. 30,	2010	2009
Ordinary income*	$3,187,852	$2,960,066
Long-term capital gain	—	—

*	Tax-exempt interest distributions were 100% and 99.97% for the years ended Nov. 30, 2010 and 2009, respectively.

At Nov. 30, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$70,676
Undistributed accumulated long-term gain	$—
Accumulated realized loss	$(795,140)
Unrealized appreciation (depreciation)	$2,879,197

44  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT

For federal income tax purposes, the Fund had a capital loss carry-over of $795,140 at Nov. 30, 2010, that if not offset by capital gains will expire as follows:

2014	2016	2017	2018

$177,579	$361,418	$165,166	$90,977

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

9.	SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund’s financial statements, other than as noted below.

The Board of Directors of the Fund has approved the proposed merger of the Fund into Columbia Intermediate Municipal Bond Fund. It is currently anticipated that a meeting of shareholders will be held during the first half of 2011 to vote on the proposal.

10.	INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT  45

Notes to Financial Statements (continued)

appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates

46  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT

to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT  47

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
RiverSource Intermediate Tax-Exempt Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Intermediate Tax-Exempt Fund (the Fund) (one of the portfolios constituting the RiverSource Tax-Exempt Series, Inc.) as of November 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the period ended November 30, 2006, were audited by other auditors whose report dated January 22, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

48  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Intermediate Tax-Exempt Fund of the RiverSource Tax-Exempt Series, Inc. at November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
January 20, 2011

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT  49

Federal Income Tax Information
(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2011, to determine the calendar year amounts to be included on their 2010 tax returns. Tax-exempt distributions may be subject to state and local taxes. Shareholders should consult a tax advisor about reporting this income for state and local tax purposes.

Fiscal year ended Nov. 30, 2010

Income distributions – the Fund designates the following tax attributes for distributions:

Exempt-Interest Dividends	100.00%

Tax-exempt distributions are exempt from federal income taxes and should not be included in shareholders’ gross income. The income from this Fund is subject to the alternative minimum tax (AMT). The AMT percentage for Nov. 30, 2010 was 6.44%.

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Source of income by state
Percentages of income from municipal securities earned by the Fund from various states during the fiscal year ended Nov. 30, 2010 are listed below.

Alabama	0.274%
Arizona	2.120
California	8.893
Colorado	2.741
Florida	2.176
Georgia	3.314
Iowa	1.477
Indiana	1.470
Kansas	1.161
Louisiana	0.554
Massachusetts	6.214
Michigan	2.896
Minnesota	5.789
Mississippi	0.003
Missouri	5.030
Nebraska	2.985
New Hampshire	0.295
New Jersey	5.738

50  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT

New York	8.923%
North Carolina	6.533
North Dakota	0.841
Ohio	2.772
Oklahoma	1.245
Oregon	1.231
Puerto Rico	0.397
South Carolina	0.220
Texas	13.032
Virginia	3.349
Washington	4.304
Washington, D.C.	2.088
Wisconsin	1.935

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT  51

Board Members and Officers

Shareholders elect a Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund’s Board members. Each Board member oversees 145 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

Independent Board Members

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 1/11/06	Chief Justice, Minnesota Supreme Court, 1998-2006; Attorney	None

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 7/11/07	President, Springboard — Partners in Cross Cultural Leadership (consulting company)	None

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 60	Board member since 11/1/04	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	None

Anne P. Jones 901 S. Marquette Ave. Minneapolis, MN 55402 Age 75	Board member since 3/1/85	Attorney and Consultant	None

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 71	Chair of the Board since 1/1/07, Board member since 1/1/02	President Emeritus and Professor of Economics, Carleton College	Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Board member since 12/10/08	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	None

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Board member since 11/1/04	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	None

52  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT

Independent Board Members (continued)

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 11/11/08	Counsel, Lewis & Munday, P.C. since 1987; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1990-1997	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 66	Board member since 11/13/02	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT  53

Board Members and Officers (continued)

Board Member Affiliated with the Investment Manager*

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 50	Board member since 11/7/01, Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Chief Executive Officer, U.S. Asset Management & President — Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2008-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

54  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund’s other officers are:

Fund Officers

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
J. Kevin Connaughton One Financial Center Boston, MA 02111 Age 46	President since 5/1/10	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 (previously Senior Vice President and Chief Financial Officer, June 2008 — January 2009); President, Atlantic Funds and Nations Funds since 2009; Managing Director of Columbia Management Advisors, LLC, December 2004 — April 2010; Treasurer, Columbia Funds, October 2003 — May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 — December 2006

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 45	Vice President since 12/5/06	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009 — April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009 and Vice President — Operations and Compliance, 2004-2006); Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Michael G. Clarke One Financial Center Boston, MA 02111 Age 41	Chief Financial Officer since 1/12/11	Vice President, Columbia Managment Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisers, LLC, from September 2004 to April 2010; senior officier of Columbia Funds and affiliated funds since 2002

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT  55

Board Members and Officers (continued)

Fund Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Vice President, General Counsel and Secretary since 12/5/06	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Senior Vice President, Secretary and Chief Legal Officer, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Michael A. Jones 100 Federal Street Boston, MA 02110 Age 51	Vice President since 5/1/10	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007 — April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006 — April 2010; former Co-President and Senior Managing Director, Robeco Investment Management

Colin Moore One Financial Center Boston, MA 02111 Age 52	Vice President since 5/1/10	Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007- April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007

Linda Wondrack One Financial Center Boston, MA 02111 Age 46	Chief Compliance Officer since 5/1/10	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds since 2007; Senior Vice President and Chief Compliance Officer, Atlantic Funds and Nations Funds since 2007; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005 — April 2010

56  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT

Fund Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Neysa M. Alecu 2934 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Money Laundering Prevention Officer since 11/9/05 and Identity Theft Prevention Officer since 2008	Vice President — Compliance, Ameriprise Financial, Inc. since 2008; Anti-Money Laundering Officer and Identity Theft Prevention Officer, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Anti-Money Laundering Officer, Ameriprise Financial, Inc. since 2005; Compliance Director, Ameriprise Financial, Inc., 2004-2008

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT  57

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

58  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT

RiverSource Intermediate Tax-Exempt Fund
P.O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
©2011 Columbia Management Investment Advisers, LLC. All rights reserved.	S-6355 W (1/11)

Item 2. Code of Ethics.
(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.
(b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.
(c) During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
Item 3. Audit Committee Financial Expert.
The Registrant’s board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.
Item 4. Principal Accountant Fees and Services
(a)	Audit Fees. The fees for the year ended Nov. 30, to Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for RiverSource Tax-Exempt Series, Inc. were as follows:

2010 — $52,974	2009 — $53,598
(b)	Audit-Related Fees. The fees for the year ended Nov. 30, to Ernst & Young LLP for additional audit-related services rendered related to the semiannual financial statement review and the 2010 transfer agent 17Ad-13 review for RiverSource Tax-Exempt Series, Inc. were as follows:

2010 — $1,269	2009 — $750
(c)	Tax Fees. The fees for the year ended Nov. 30, to Ernst & Young LLP for tax compliance related services rendered for RiverSource Tax-Exempt Series, Inc. were as follows:

2010 — $6,412	2009 — $6,360
(d)	All Other Fees. The fees for the year ended Nov. 30, to Ernst & Young LLP for additional professional services rendered for RiverSource Tax-Exempt Series, Inc. were as follows:

2010 — $0	2009 — $0
(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.
(e)	(2) 100% of the services performed for items (b) through (d) above during 2010 and 2009 were pre-approved by the audit committee.

(f)	Not applicable.

(g)	Non-Audit Fees. The fees for the year ended Nov. 30, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

2010 — $2,883,482	2009 — $829,596
(h)	100% of the services performed in item (g) above during 2010 and 2009 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource/Columbia Mutual Funds Audit Committee.
Item 5. Audit Committee of Listed Registrants. Not applicable.
Item 6. Investments.
(a)	The registrant’s “Schedule 1 — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.
(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.
(b) There was no change in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.
(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR, is attached as Exhibit 99.CODE ETH.
(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.
(a)(3) Not applicable.
(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) RiverSource Tax-Exempt Series, Inc.

By	/s/ J. Kevin Connaughton J. Kevin Connaughton
President and Principal Executive Officer

Date	January 21, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ J. Kevin Connaughton J. Kevin Connaughton
President and Principal Executive Officer

Date	January 21, 2011

By	/s/ Michael G. Clarke Michael G. Clarke
Chief Financial Officer

Date	January 21, 2011